INDENTURE

Dated as of June 1, 2015

between

CPS AUTO RECEIVABLES TRUST 2015-B, as Issuer

and

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

INDENTURE dated as of June 1, 2015, between CPS AUTO RECEIVABLES TRUST 2015-B, a Delaware statutory trust (the “Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer’s Class A 1.65% Asset-Backed Notes (the “Class A Notes”), Class B 2.94% Asset-Backed Notes (the “Class B Notes”), Class C 4.20% Asset-Backed Notes (the “Class C Notes”), Class D 5.83% Asset-Backed Notes (the “Class D Notes) and Class E 6.22% Asset-Backed Notes (the “Class E Notes” and, together with the Class A Notes, Class B Notes, Class C Notes and Class D Notes, the “Notes”):

As security for the payment and performance by the Issuer of its obligations under this Indenture and the Notes, the Issuer has agreed to assign the Collateral (as defined below) as collateral to the Trustee for the benefit of the Noteholders.

GRANTING CLAUSE

The Issuer hereby Grants to the Trustee at the Closing Date, for the benefit of the Noteholders, all right, title and interest of the Issuer, whether now existing or hereafter arising, in, to and under the following:

(i)           the Grantor Trust Certificate and the right to receive all monies remitted, distributed, received or otherwise recovered in respect thereof after the Closing Date;

(ii)           rights and benefits, but none of its obligations or burdens, under the Grantor Trust Agreement, including any right to direct the Grantor Trust Trustee or Delaware Trustee with respect to the actions of the Grantor Trust;

(iii)           rights and benefits, but none of its obligations or burdens, under the Sale and Servicing Agreement  and each Subsequent Transfer Agreement (including all rights of the Seller under the Purchase Agreements);

(iv)           all amounts and property from time to time held in or credited to the Collection Account, the Principal Distribution Account, the Pre-Funding Account, the Series 2015-B Spread Account and the Lockbox Account; and

(v)           all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the property described in this Granting Clause the “Collateral”).

The foregoing Grant is made in trust to the Trustee, for the benefit of the Noteholders, as their interests may appear, to secure the payment and performance of the Issuer Secured Obligations and to secure compliance with this Indenture. The Trustee hereby acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties as required in this Indenture to the end that the interests of such parties, recognizing the priorities of their respective interests, may be adequately and effectively protected. The Trustee hereby further acknowledges and accepts receipt of the Grantor Trust Certificate, duly endorsed by the Issuer to “Wells Fargo Bank, National Association, as Trustee for the benefit of the holders of the Asset-Backed Notes issued by CPS Auto Receivables Trust 2015-B”, and agrees to maintain continuous possession of the Grantor Trust Certificate in the State of Minnesota for the benefit of the Noteholders, subject to the terms and conditions of this Indenture.  The Trustee shall not submit such Grantor Trust Certificate for transfer into its name or otherwise become or be recognized as the registered holder of a Grantor Trust Certificate until it elects or is directed to do so upon and after an Event of Default.

ARTICLE I

Definitions and Incorporation by Reference

SECTION 1.1 Definitions.  Except as otherwise specified herein, the following terms have the respective meanings set forth below for all purposes of this Indenture and the definitions of such terms are equally applicable to both the singular and plural forms of such terms and to each gender.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Trust Agreement.

“Act” has the meaning specified in Section 11.3(a).

“Affiliate” of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition of “Affiliate”, the term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause a direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Amount Financed” with respect to a Receivable shall have the meaning specified in the Sale and Servicing Agreement.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

“Authorized Officer” means, with respect to the Issuer and the Servicer, any officer or agent acting pursuant to a power of attorney of the Owner Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee or the Servicer, as applicable, in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee and the Servicer to the Trustee on the Closing Date (as such list may be modified or supplemented in writing from time to time thereafter) and, with respect to the Servicer, any officer or agent of the Servicer who is authorized to act for the Servicer and who is identified on the list of Authorized Officers delivered by the Servicer on the Closing Date (as modified or supplemented from time to time).

“Basic Documents” means this Indenture, the Certificate of Trust, the Issuer Trust Agreement, the Sale and Servicing Agreement, each Subsequent Transfer Agreement, the Lockbox Agreement, the Receivables Purchase Agreement, each Subsequent Receivables Purchase Agreement, each Assignment, the Placement Agency Agreement, the Notes, the Residual Pass-through Certificates and all other documents and certificates delivered in connection with the foregoing.

“Book-Entry Notes” means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in Wilmington, Delaware, New York, New York, Minneapolis, Minnesota, or the State in which the executive offices of the Servicer are located, shall be authorized or obligated by law, executive order, or governmental decree to be closed.

“Certificate Distribution Account” has the meaning assigned to such term in the Trust Agreement.

“Certificate of Trust” means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Trust Agreement.

“Class A Interest Rate” means 1.65% per annum.

“Class A Notes” means the Class A 1.65% Asset-Backed Notes, substantially in the form of Exhibit A-1.

“Class B Interest Rate” means 2.94% per annum.

“Class B Notes” means the Class B 2.94% Asset-Backed Notes, substantially in the form of Exhibit A-2.

“Class C Interest Rate” means 4.20% per annum.

“Class C Notes” means the Class C 4.20% Asset-Backed Notes, substantially in the form of Exhibit A-3.

“Class D Interest Rate” means 5.83% per annum.

“Class D Notes” means the Class D 5.83% Asset-Backed Notes, substantially in the form of Exhibit A-4.

“Class E Interest Rate” means 6.22% per annum.

“Class E Notes” means the Class E 6.22% Asset-Backed Notes, substantially in the form of Exhibit A-5.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act, or any successor provision thereto. The initial Clearing Agency shall be The Depository Trust Company.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Closing Date” means June 17, 2015.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

“Collateral” has the meaning specified in the Granting Clause of this Indenture.

“Commission” means the United States Securities and Exchange Commission.

“Controlling Class” means (i) so long as any Class A Notes are Outstanding, the Class A Notes, (ii) after payment in full of the Class A Notes, so long as any Class B Notes are Outstanding, the Class B Notes, (iii) after payment in full of the Class A Notes and the Class B Notes, so long as any Class C Notes are Outstanding, the Class C Notes, (iv) after payment in full of the Class A Notes, the Class B Notes and the Class C Notes, so long as any Class D Notes are Outstanding, the Class D Notes and (v) after payment in full of the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes, so long as any Class E Notes are Outstanding, the Class E Notes.

“Controlling Party” means, as of any date of determination, Holders constituting a majority (by Outstanding Amount) of the then Controlling Class.

“Corporate Trust Office” means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of this Agreement is located at Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services/Asset Backed Administration - CPS 2015-B, or at such other address as the Trustee may designate from time to time by notice to the Noteholders, the Servicer and the Issuer, or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the Noteholders and the Issuer).

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Definitive Notes” has the meaning specified in Section 2.10.

 “Depositor” means the Seller, in its capacity as such under the Trust Agreement.

“Event of Default” has the meaning specified in Section 5.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” means, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Investment Officer, President, Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation; with respect to any limited liability company, the manager; and with respect to any partnership, any general partner thereof.

“FATCA” means Section 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements and related regulations in connection with the foregoing.

“FATCA Withholding Tax” means any withholding or deduction (including any interest, penalties or additions to tax) imposed pursuant to FATCA.

“Grant” means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Grantor Trust” means CPS Auto Receivables Grantor Trust 2015-B, a Delaware statutory trust.

“Grantor Trust Agreement” means the Trust Agreement dated as of May 8, 2015, between the Seller, as depositor, and the Delaware Trustee, as amended and restated by the Amended and Restated Trust Agreement dated as of June 17, 2015, by and between the Issuer, as grantor, the Grantor Trust Trustee and the Delaware Trustee, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Holder” or “Noteholder” means the Person in whose name a Note is registered on the Note Register.

“Indebtedness” means, with respect to any Person at any time, (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should be, in accordance with generally accepted accounting principles, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

“Indenture” means this Indenture as amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Independent” means, when used with respect to any specified Person, that the person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Seller and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Insolvency Event” means, with respect to a specified Person, (a) the institution of a proceeding or the filing of a petition against such Person seeking the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person’s affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Institutional Accredited Investor” means an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act.

“Interest Rate” means, with respect to (i) the Class A Notes, the Class A Interest Rate, (ii) the Class B Notes, the Class B Interest Rate, (iii) the Class C Notes, the Class C Interest Rate, (iv) the Class D Notes, the Class D Interest Rate and (v) the Class E Notes, the Class E Interest Rate.

“Issuer” means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

“Issuer Secured Obligations” means any and all amounts and obligations that the Issuer may at any time owe to the Noteholders or the Trustee for the benefit of the Noteholders under this Indenture, the Notes or any other Basic Document.

“Issuer Trust Agreement” means the Trust Agreement dated as of August 7, 2014, between the Seller, as depositor, and the Owner Trustee, as amended and restated by the Amended and Restated Trust Agreement dated as of June 17, 2015, by and between the Seller, as depositor, and the Owner Trustee, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Non-U.S. Person” means a Person other than a U.S. Person.

“Note” means a Class A Note, a Class B Note, a Class C Note, a Class D Note or a Class E Note.

“Note Owner” means, with respect to a Book Entry Note, the person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

“Note Paying Agent” means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the payments to and distributions from the Collection Account and the Principal Distribution Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

“Note Register” and “Note Registrar” have the respective meanings specified in Section 2.4(a).

"Noteholder FATCA Information" means information sufficient to eliminate the imposition of, or determine the amount of, U.S. withholding tax under FATCA, or otherwise satisfy a payor’s obligations,.

"Noteholder Tax Identification Information" means properly completed and signed tax certifications (generally, in the case of U.S. federal income tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a "United States Person" within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a "United States Person" within the meaning of Section 7701(a)(30) of the Code).

“Officer’s Certificate” means a certificate signed by any Authorized Officer of the Owner Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer’s Certificate shall be to an Officer’s Certificate of any Authorized Officer of the Issuer.

“Opinion of Counsel” means one or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be employees of or counsel to the Issuer and who shall be satisfactory to the Trustee, and which shall comply with any applicable requirements of Section 11.1, and shall be in form and substance satisfactory to the Trustee.

“Other Assets” means any assets or interests in any assets (other than Trust Property) conveyed or purported to be conveyed by Depositor to any Person other than the Issuer, whether by way of a sale, capital contribution, the Grant of a Lien or otherwise.

“Outstanding” means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

(i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Note Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture, satisfactory to the Trustee); and

(iii) Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;  provided, further, that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Trustee either actually knows to be so owned or has received written notice thereof shall be so disregarded.

“Outstanding Amount” means, with respect to any date of determination, the aggregate principal amount of all Notes, or Class of Notes, as applicable, Outstanding at such date of determination.

“Ownership Interest” means, as to any Note, any ownership or security interest in such Note, including any interest in such Note as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Owner Trustee” means Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, and its successors.

“Payment Date” has the meaning specified in the Notes.

“Permanent Regulation S Global Note” shall have the meaning specified in Section 2.1(d).

“Person” means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Predecessor Note” means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Purchase Agreements” means the Receivables Purchase Agreement and each Subsequent Receivables Purchase Agreement, collectively.

“QIB” means a “Qualified Institutional Buyer” as such term is defined under Rule 144A of the Securities Act.

“Rating Agency” means each of DBRS and Standard & Poor’s, so long as such Persons maintain a rating on the Notes; and if each of DBRS or Standard & Poor’s no longer maintains a rating on the Notes, such other nationally recognized statistical rating organization selected by the Seller.

“Record Date” means, with respect to the Notes and the first Payment Date, the Closing Date, and with respect to any subsequent Payment Date or Redemption Date, the last calendar day of the month preceding the month in which such Payment Date or Redemption Date occurs.

“Redemption Date” means, in the case of a redemption of the Notes pursuant to Section 10.1, the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.1.

“Redemption Price” means, in the case of a redemption of the Notes pursuant to Section 10.1, an amount equal to the unpaid principal amount of each class of Notes (other than the Class E Notes) being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.

“Regulation S” shall have the meaning specified in Section 2.1(d).

“Regulation S Global Note” means a Temporary Regulation S Global Note or a Permanent Regulation S Global Note.

“Responsible Officer” means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Rule 144A Global Note” shall have the meaning specified in Section 2.1(e).

“Sale and Servicing Agreement” means the Sale and Servicing Agreement dated as of June 1, 2015, among the Issuer, the Seller, Consumer Portfolio Services, Inc., individually and as the Servicer, the Grantor Trustee, and the Trustee, as Backup Servicer, Custodian and Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Securities Act” means the Securities Act of 1933, as amended.

“Seller” means CPS Receivables Five LLC, a Delaware limited liability company, and its successors.

“State” means any one of the 50 states of the United States of America or the District of Columbia.

“Temporary Regulation S Global Note” shall have the meaning specified in Section 2.1(d).

“Termination Date” means the date on which the Trustee and the Noteholders shall have received payment and performance of all Issuer Secured Obligations and disbursed such payments in accordance with the Basic Documents.

“Treasury Regulations” means the U.S. Federal Income Tax Regulations promulgated under the Code.

“Trust Paying Agent” has the same meaning as “Paying Agent” as defined in the Trust Agreement.

“Trust Estate” means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholder (including the Collateral Granted to the Trustee hereunder), including all proceeds thereof.

“Trustee” means Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but as trustee under this Indenture, or any successor trustee under this Indenture.

“UCC” means, unless the context otherwise requires, the Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

“U.S. Person” has the meaning specified in Regulation S of the Securities Act.

SECTION 1.2 Other Definitional Provisions»

.  Unless the context otherwise requires:

(a) All references in this instrument to designated “Articles,” “Sections,” “Subsections” and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed.

(b) The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

(c) an accounting term not otherwise defined herein has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(d) “or” is not exclusive;

(e) “including” means including without limitation; and

(f) words in the singular include the plural and words in the plural include the singular.

ARTICLE II

The Notes

SECTION 2.1 Form.

(a) The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes, in each case together with the Trustee’s certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2, A-3, A-4 and A-5, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

(b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

(c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1, A-2, A-3, A-4 and A-5 are part of the terms of this Indenture.

(d) Any Class A Note, Class B Note, Class C Note or Class D Note offered and sold outside of the United States to Non-U.S. Persons will be offered and sold in reliance on Regulation S under the Securities Act (“Regulation S”) and shall initially be issued in the form of one or more temporary global Notes (each, a “Temporary Regulation S Global Note”) in fully registered form without interest coupons substantially in the form set forth in Exhibits A-1, A-2, A-3 and A-4, as applicable, with such legends as may be applicable thereto, registered in the name of the Depository Trust Company (“DTC”) or a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in Section 2.2, for credit to the subscribers’ accounts at Morgan Guaranty Trust Company of New York, Brussels Office, or its successor, as operator of the Euroclear System (“Euroclear”), or at Clearstream Luxembourg, société anonyme (“Clearstream”).  Class E Notes may not be held by or transferred to a Non-U.S. Person.  Until the date that is on or after the 40th day after the completion of the distribution of the Notes (the “Exchange Date”), interests in a Temporary Regulation S Global Note may only be held by the agent members of Euroclear and Clearstream.  On and after the Exchange Date, interests in a Temporary Regulation S Global Note will be exchangeable, in whole or in part, for equivalent interests in a permanent global note (a “Permanent Regulation S Global Note”) in fully registered form without interest coupons, representing Notes of the same aggregate principal amount, substantially in the form set forth in Exhibits A-1, A-2, A-3 and A-4, as applicable, with such legends as may be applicable thereto, in accordance with the provisions of the Temporary Regulation S Global Note and this Indenture. Each transferee of a Regulation S Global Note shall be deemed to have represented and agreed as follows:

(i) The transferee is a Non-U.S. Person and is purchasing such Notes outside the United States pursuant to Regulation S under the Securities Act;

(ii) The transferee understands that the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, and that the Notes have not been and will not be registered under the Securities Act;

(iii) The transferee agrees that (A) if in the future it decides to offer, resell, pledge or otherwise transfer the Notes, such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Seller or an Affiliate of the Seller, (ii) to a QIB in accordance with Rule 144A, (iii) outside the United States to a Non-U.S. Person in transactions complying with Rule 903 or Rule 904 of Regulation S under the Securities Act or (iv) to an Institutional Accredited Investor in a transaction exempt from the registration requirements of the Securities Act taking its interest in the form of a Definitive Note, and, in each case, in accordance with any applicable securities laws of any State and other applicable jurisdictions and (B) the transferee will, and each subsequent holder is required to, notify any subsequent purchaser of such Notes from it of the resale restrictions referred to in clause (A) above; and

(iv) The transferee understands that the Notes will bear a legend substantially as referenced in Section 2.13(b).

Interests in the Regulation S Global Notes will be exchangeable for (A) Definitive Notes only in accordance with the provisions of Section 2.12 and (B) Rule 144A Global Notes only in accordance with the provisions of Section 2.4.

(e) Each Note offered and sold to QIBs in reliance on Rule 144A will be issued in book-entry form and represented by a permanent global Note in fully registered form without interest coupons (the “Rule 144A Global Note”), substantially in the form set forth in Exhibits A-1, A-2, A-3, A-4 or A-5, as applicable, with such legends as may be applicable thereto, and will be sold only to QIBs in reliance on Rule 144A and shall be deposited with a custodian for, and registered in the name of a nominee of DTC, duly executed by the Issuer and authenticated by the Trustee as provided in Section 2.2 for credit to the accounts of DTC participants.  The initial principal amount of each Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the custodian for DTC, DTC or its nominee, as the case may be, as hereinafter provided.  Interests in a Rule 144A Global Note will be exchangeable for (A) Definitive Notes only in accordance with the provisions of Section 2.12 and (B) Regulation S Global Notes only in accordance with the provisions of Section 2.4.

(f) Notwithstanding the foregoing, one Note of each Class may be issued to the Seller or an Affiliate thereof in the form of a Definitive Note and, subject to Section 11.3(e), the Trustee and the Note Registrar shall recognize the Holder of such Definitive Note as a Noteholder for all purposes hereunder.  Notes sold to Institutional Accredited Investors in accordance with Regulation D of the Securities Act will be issued in the form of one or more Definitive Notes substantially in the form set forth in Exhibits A-1, A-2, A-3, A-4 or A-5, as applicable, with such legends as may be applicable thereto.

(g) Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, shall be deemed to have agreed to provide the Trustee with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner shall be deemed to understand that the Trustee has the right to withhold interest payable with respect to a Note (without any corresponding gross-up) to any Noteholder or Note Owner that fails to comply with the foregoing requirements.  If the Issuer has actual knowledge that FATCA Withholding Tax applies, the Issuer will notify the Trustee thereof.

SECTION 2.2 Execution, Authentication and Delivery.

(a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

(b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

(c) The Trustee shall upon receipt of the Issuer Order authenticate and deliver Class A Notes for original issue in an aggregate principal amount of $166,870,000; Class B Notes for original issue in an aggregate principal amount of $32,500,000; Class C Notes for original issue in an aggregate principal amount of $32,500,000; Class D Notes for original issue in an aggregate principal amount of $10,000,000; and Class E Notes for original issue in an aggregate principal amount of $8,130,000.  Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes outstanding at any time may not exceed such amounts.

(d) Each Note shall be dated the date of its authentication.  The Class A, B and C Notes shall be issuable as registered Notes in the minimum denomination of $100,000 (except for one Note of each such Class that may be issued in a lesser denomination) and in integral multiples of $1,000 (except for one Note of each Class of each type (that is, Rule 144A Global Note, Regulation S Global Note and Definitive Note) that may be issued in other than an $1,000 integral multiples in excess of the minimum denominations). The Class D and E Notes shall be issuable as registered Notes in the minimum denomination of $500,000 (except for one Note of each such Class that may be issued in a lesser denomination) and in integral multiples of $1,000 (except for one Note of each Class of each type (that is, Rule 144A Global Note, Regulation S Global Note and Definitive Note) that may be issued in other than an $1,000 integral multiples in excess of the minimum denominations).

(e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

SECTION 2.3 Temporary Notes.

(a) Pending the preparation of Definitive Notes, the Issuer may execute, and, upon receipt of an Issuer Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

(b) If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable without charge to the Holder for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

SECTION 2.4 Registration; Registration of Transfer and Exchange.

(a) The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes (and, prior to a Holder’s exchange of interests in the Temporary Regulation S Global Note for Definitive Notes or an interest in a Permanent Regulation S Global Note, registration of the beneficial owners of interests in such Temporary Regulation S Global Note) and the registration of transfers of Notes. The Register will contain the names and addresses of the holders of the Notes, and the principal amounts and stated interest owning to such holders under the Notes.  The Trustee is hereby initially appointed “Note Registrar” for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation or removal of any Note Registrar, the Issuer shall promptly appoint a successor or, in the absence of such an appointment, assume the duties of Note Registrar. It is the intention of the parties that each Note will be treated as in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and Treasury Regulation Sections 5f.103-1(c) and 1.871-14(c).

(b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

(c) Subject to Section 2.13, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, and upon request by the Issuer the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations of the same class and a like aggregate principal amount.  Notwithstanding anything to the contrary in this Indenture or any other Basic Document, (i) the transfer of a Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Note to the new Holder, and (ii) each Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

(d) At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations, of the same class and a like aggregate principal amount, upon surrender of the Notes to be exchanged at the office or agency of the Issuer to be maintained as provided in Section 3.2.  Whenever any Notes are so surrendered for exchange, subject to Section 2.13, if the requirements of Section 8-401(a) of the UCC are met the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate, and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive; provided, however, that the Notes presented or surrendered for registration of transfer or exchange (a) shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee, duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing and (b) shall be transferred or exchanged in compliance with the following provisions:

(i) Temporary Regulation S Global Note to Permanent Regulation S Global Note.  Interests in a Temporary Regulation S Global Note as to which the Trustee has received from Euroclear or Clearstream, as the case may be, a certificate substantially in the form of Exhibit C-1 to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C-2 from the holder of a beneficial interest in such Note, will be exchanged, on or after the Exchange Date, for interests in a Permanent Regulation S Global Note.  To effect such exchange the Issuer shall execute and the Trustee shall authenticate and deliver to the Clearing Agency or its custodian, for credit to the respective accounts of the holders of Notes, a duly executed and authenticated Permanent Regulation S Global Note, representing the principal amount of interests in the Temporary Regulation S Global Note initially exchanged for interests in the Permanent Regulation S Global Note.  The delivery of the certificate or certificates referred to above to the Trustee by Euroclear or Clearstream may be relied upon by the Issuer and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Regulation S Global Note.  Upon any exchange of interests in a Temporary Regulation S Global Note for interests in a Permanent Regulation S Global Note, the Trustee shall endorse the Temporary Regulation S Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and shall endorse the Permanent Regulation S Global Note to reflect the corresponding increase in the amount represented thereby.  The Temporary Regulation S Global Note or the Permanent Regulation S Global Note shall also be endorsed upon any cancellation of principal amounts upon surrender of Notes purchased by the Issuer or upon any repayment of the principal amount represented thereby or any payment of interest in respect of such Notes.

(ii) Rule 144A Global Note to Temporary Regulation S Global Note During the Restricted Period.  If, prior to the Exchange Date, a holder of a beneficial interest in the Rule 144A Global Note registered in the name of the Clearing Agency or its nominee wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Temporary Regulation S Global Note, such holder may, subject to the rules and procedures of Clearing Agency, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Temporary Regulation S Global Note.  Upon receipt by the Note Registrar of (l) instructions given in accordance with Clearing Agency’s procedures from an agent member directing the Note Registrar to credit or cause to be credited a beneficial interest in the Temporary Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency’s procedures containing information regarding the Euroclear or Clearstream account to be credited with such increase and the name of such account, and (3) a certificate in the form of Exhibit C-3 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S, the Note Registrar shall instruct the Clearing Agency to reduce the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be so exchanged or transferred and the Note Registrar shall instruct the Clearing Agency, concurrently with such reduction, to increase the principal amount of the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions (who shall be the agent member of Euroclear or Clearstream, or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.

(iii) Rule 144A Global Note to Permanent Regulation S Global Note After the Exchange Date.  If, after the Exchange Date, a holder of a beneficial interest in the Rule 144A Global Note registered in the name of the Clearing Agency or its nominee wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer its interest in such Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Permanent Regulation S Global Note, such holder may, subject to the rules and procedures of the Clearing Agency, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Permanent Regulation S Global Note.  Upon receipt by the Note Registrar of (1) instructions given in accordance with the Clearing Agency’s procedures from an agent member directing the Note Registrar to credit or cause to be credited a beneficial interest in the Permanent Regulation S Global Note in an amount equal to the beneficial interest in the Rule 144A Global Note to be exchanged or transferred, (2) a written order given in accordance with the Clearing Agency’s procedures containing information regarding the participant account of Clearing Agency and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (3) a certificate in the form of Exhibit C-4 attached hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes and pursuant to and in accordance with Regulation S or Rule 144A, the Note Registrar shall instruct the Clearing Agency to reduce the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred and the Note Registrar shall instruct the Clearing Agency, concurrently with such reduction, to increase the principal amount of the Permanent Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in the Permanent Regulation S Global Note equal to the reduction in the principal amount of the Rule 144A Global Note.

(iv) Temporary Regulation S Global Note to Rule 144A Global Note.  If a holder of a beneficial interest in the Temporary Regulation S Global Note registered in the name of the Clearing Agency or its nominee wishes at any time to exchange its interest in such Temporary Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in such Temporary Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note.  Upon receipt by the Note Registrar of (1) instructions from Euroclear or Clearstream or the Clearing Agency, as the case may be, directing the Note Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Temporary Regulation S Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with the Clearing Agency to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Temporary Regulation S Global Note after the Exchange Date, information regarding the agent member’s account with the Clearing Agency to be debited with such decrease, and (2) with respect to an exchange or transfer of an interest in the Temporary Regulation S Global Note for an interest in the Rule 144A Global Note prior to the Exchange Date, a certificate in the form of Exhibit C-5 attached hereto given by the holder of such beneficial interest and stating that the Person transferring such interest in the Temporary Regulation S Global Note reasonably believes that the Person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Note Registrar, as the case may be, shall instruct the Clearing Agency to reduce the Temporary Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be exchanged or transferred, and the Note Registrar shall instruct the Clearing Agency, concurrently with such reduction, to increase the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Temporary Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Temporary Regulation S Global Note.

(v) Permanent Regulation S Global Note to Rule 144A Global Note.  If a holder of a beneficial interest in the Permanent Regulation S Global Note registered in the name of the Clearing Agency or its nominee wishes at any time to exchange its interest in such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer its interest in such Permanent Regulation S Global Note to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note, such holder may, subject to the rules and procedures of Euroclear or Clearstream and the Clearing Agency, as the case may be, exchange or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note.  Upon receipt by the Note Registrar of (1) instructions from Euroclear or Clearstream or the Clearing Agency, as the case may be, directing the Note Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the beneficial interest in the Permanent Regulation S Global Note to be exchanged or transferred, such instructions to contain information regarding the agent member’s account with the Clearing Agency to be credited with such increase, and (2) a certificate in the form of Exhibit C-5 attached hereto given by the holder of such beneficial interest and stating that the Person transferring such interest in the Permanent Regulation S Global Note reasonably believes that the Person acquiring such interest in the Rule 144A Global Note is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Clearstream or the Note Registrar, as the case may be, shall instruct the Clearing Agency to reduce the Permanent Regulation S Global Note by the aggregate principal amount of the beneficial interest in the Permanent Regulation S Global Note to be exchanged or transferred, and the Note Registrar shall instruct the Clearing Agency, concurrently with such reduction, to increase the principal amount of the Rule 144A Global Note by the aggregate principal amount of the beneficial interest in the Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note equal to the reduction in the principal amount of the Permanent Regulation S Global Note.

(vi) Definitive Note to Rule 144A Global Note or Regulation S Global Note.  If a Holder of a Definitive Note wishes at any time to exchange such Definitive Note for an interest in a Rule 144A Global Note or, with respect to any Class other than the Class E Notes, a Regulation S Global Note of the same Class, or to transfer a Definitive Note to a Person who wishes to take delivery thereof in the form of an interest in a Rule 144A Global Note or, with respect to any Class other than the Class E Notes, Regulation S Global Note of the same Class, such holder may, subject to the rules and procedures of the Clearing Agency, and any requirements of the Trustee, exchange or cause the exchange or transfer of such Definitive Note for an equivalent beneficial interest in a Rule 144A Global Note or Regulation S Global Note; provided, however, that any Noteholder wishing to make such exchange in a Rule 144A Global Note or Regulation S Global Note or such transferee of a Rule 144A Global Note or a Regulation S Global Note shall execute and deliver to the Note Registrar a letter or other transferee certification in substantially the form of Exhibit B hereto.  Any Noteholder requesting such an exchange shall pay the reasonable fees and expenses relating to such exchange, including registration of such Rule 144A Global Note or Regulation S Global Note with the Clearing Agency, if applicable, and the reasonable expenses of the Note Registrar and Trustee and the Clearing Agency.  In addition, any Noteholder requesting such an exchange shall deliver to the Trustee such security or indemnity as may be reasonably required by it to hold the Issuer and the Trustee harmless with respect to such exchange.

(vii) Rule 144A Global Note or Permanent Regulation S Global Note to Definitive Note.  If a holder of a beneficial interest in a Rule 144A Global Note or a Permanent Regulation S Global Note registered in the name of the Clearing Agency or its nominee wishes at any time to exchange its interest in such Rule 144A Global Note or Permanent Regulation S Global Note for a Definitive Note, or to transfer its interest in such Rule 144A Global Note or Permanent Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Definitive Note (including in connection with a transfer of such Note to an Institutional Accredited Investor), such holder may, subject to the rules and procedures of the Clearing Agency, the provisions of Section 2.12 and any requirements of the Trustee, exchange or cause the exchange or transfer of such Rule 144A Global Note or Permanent Regulation S Global Note for one or more Definitive Notes (that in the aggregate represent an equivalent interest in such Rule 144A Global Note or Permanent Regulation S Global Note).

(e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(f) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or accompanied by a written instrument of transfer in the form attached to Exhibits A-1, A-2, A-3, A-4 and A-5 and duly executed by, the Holder thereof or such Holder’s attorney, duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act and (ii) accompanied by such other documents as the Trustee may require.

(g) Unless the acquisition and holding of Notes will be covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption, no Noteholder may acquire any Notes with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity what is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each, a “Benefit Plan”); provided, however, that no Holder of a Class D Note or a Class E Note may acquire a Class D Note or Class E Note with the assets of a Benefit Plan regardless of the availability of a PTCE.

(h) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges or issuances pursuant to Section 2.3 or Section 9.6 not involving any transfer.

(i) The preceding provisions of this Section 2.4 notwithstanding, the Issuer shall not be required to make and the Note Registrar shall not register transfers or exchanges of Notes selected for redemption or of any Note for a period of 15 days preceding the due date for any payment with respect to the Notes.

(j) Transfers between participants of Euroclear and Clearstream, and between participants in the Clearing Agency, will be effected in the ordinary manner in accordance with their respective rules and operating procedures.

(k) The Issuer shall provide to any Noteholder and any prospective transferee designated by any such Noteholder, information regarding the Notes, the Trust Estate and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Note without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer shall cooperate with the Issuer in providing the Rule 144A information referenced in the preceding sentence, including providing to the Issuer such information regarding the Notes, the Trust Estate and other matters as the Issuer shall reasonably request to meet its obligation under the preceding sentence. Each Noteholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Issuer, the Trustee and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and State securities laws.

SECTION 2.5 Mutilated, Destroyed, Lost or Stolen Notes.

(a) If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and, provided that the requirements of Section 8-405 and 8-406 of the UCC are met, the Issuer shall execute, and upon request by the Issuer, the Trustee shall authenticate and deliver in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may direct the Trustee, in writing, to pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued, presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

(b) Upon the issuance of any replacement Note under this Section, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

(c) Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.6 Persons Deemed Owner»

. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer and the Trustee may treat the Person in whose name any Note is registered (as of the applicable Record Date) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note, for all other purposes whatsoever subject to Section 11.3(e) and whether or not such Note be overdue, and none of the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

SECTION 2.7 Payment of Principal and Interest; Defaulted Interest.

(a) The Notes shall accrue interest as provided in the forms of the Class A Note, Class B Note, Class C Note, Class D Note and Class E Note attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, respectively, and such interest shall be payable on each Payment Date as specified therein.  Any installment of interest or principal, if any, or any other amount payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date, by check mailed first-class, postage prepaid, to such Person’s address as it appears on the Note Register on such Record Date, or by wire transfer in immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that, unless Definitive Notes have been issued pursuant to Section 2.12, with respect to Notes registered on the related Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee, except for the final installment of principal payable with respect to such Note on a Payment Date or on the Final Scheduled Payment Date therefor (and except for the Redemption Price for any Note called for redemption pursuant to Section 10.1), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

(b) The principal of each Note shall be payable in installments on each Payment Date as provided in the forms of the Class A Note, Class B Note, Class C Note, Class D Note and Class E Note attached hereto as Exhibits A-1, A-2, A-3, A-4 and A-5, respectively.  Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing in the manner and under the circumstances provided in Section 5.2. All principal payments on a Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. Upon written notice from the Issuer, the Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on (or any other amount in respect of) such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

(c) If the Issuer defaults in a payment of interest on any Class of Notes entitled thereto, the Issuer shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) at the applicable Interest Rate in any lawful manner. The Issuer may pay such defaulted interest to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the Payment Date. The Issuer shall fix or cause to be fixed any such special record date and Payment Date, and, at least 15 days before any such special record date, the Issuer shall mail to each Noteholder of each affected Class and the Trustee a notice that states the special record date, the Payment Date and the amount of defaulted interest to be paid.

(d) All distributions in respect of Notes represented by a Temporary Regulation S Global Note will be made only with respect to that portion of the Temporary Regulation S Global Note in respect of which Euroclear or Clearstream shall have delivered to the Trustee a certificate or certificates substantially in the form of Exhibit C-1.  The delivery to the Trustee by Euroclear or Clearstream of the certificate or certificates referred to above may be relied upon by the Issuer and the Trustee as conclusive evidence that the certificate or certificates referred to therein has or have been delivered to Euroclear or Clearstream pursuant to the terms of this Indenture and the Temporary Regulation S Global Note.

SECTION 2.8 Cancellation.  All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee.  The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture.  All canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it; provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

SECTION 2.9 Release of Collateral.  The Trustee shall, on or after the later of (i) the Termination Date and (ii) the date upon which all Issuer Secured Obligations have been satisfied, release any remaining portion of the Trust Estate from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trustee shall release property from the lien created by this Indenture pursuant to this Section 2.9 only upon receipt of an Issuer Request accompanied by an Officer’s Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

SECTION 2.10 Book-Entry Notes.

(a) Notes sold to QIBs pursuant to Rule 144A and to Non-U.S. Persons in offers and sales that occur outside of the United States, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to DTC or to the Trustee as custodian for the initial Clearing Agency, by, or on behalf of, the Issuer. Such Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner of such Notes will receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.12. Unless and until definitive, fully registered Notes (the “Definitive Notes”) have been issued pursuant to Section 2.12:

(i) the provisions of this Section shall be in full force and effect;

(ii) the Note Registrar and the Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

(iii) to the extent that the provisions of this Section conflict with any other provisions of this Indenture, the provisions of this Section shall control;

(iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Unless and until Definitive Notes are issued pursuant to Section 2.12, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants;

(v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Outstanding Amount of the Notes or any Class thereof, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes of such Class and has delivered such instructions to the Trustee; and

(vi) Note Owners may receive copies of any reports sent to Noteholders pursuant to this Indenture, upon written request, together with a certification that they are Note Owners and payment of reproduction and postage expenses associated with the distribution of such reports, from the Trustee at the Corporate Trust Office.

(b) Subject to Section 2.4(i), the provisions of the “Operating Procedures of the Euroclear System” and the “Terms and Conditions Governing Use of Euroclear” and the “Management Regulations” and “Instructions to Participants” of Clearstream, respectively, shall be applicable to a Global Note insofar as interests in such Global Note are held by the agent members of Euroclear or Clearstream (which shall only occur in the case of the Temporary Regulation S Global Note and the Permanent Regulation S Global Note).  Account holders or participants in Euroclear and Clearstream shall have no rights under this Indenture with respect to such Global Note and the registered holder may be treated by the Issuer, the Indenture, any Agent and any agent of the Issuer or the Trustee as the owner of such Global Note for all purposes whatsoever.

SECTION 2.11 Notices to Clearing Agency.  Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.12, the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Notes to the Clearing Agency and shall have no obligation to deliver such notices or communications to the Note Owners.

SECTION 2.12 Definitive Notes.

(a) Notes issued to Institutional Accredited Investor pursuant to Regulation D will be issued only as Definitive Notes.  If a holder of a Note in the form of a Rule 144A Global Note or, with respect to any Class other than the Class E Notes, a Regulation S Global Note wishes at any time to exchange its interest in such Rule 144A Global Note or Regulation S Global Note for an equivalent interest in a Definitive Note, or to transfer its interest in such Rule 144A Global Note or Regulation S Global Note to a Person who wishes to take delivery thereof in the form of a Definitive Note, such holder may, subject to the rules and procedures of the Clearing Agency, and any requirements of the Trustee, exchange or cause the exchange or transfer of such 144A Global Note or Regulation S Global Note for an equivalent interest in a Definitive Note; provided that, the holder wishing to make such exchange or the transferee taking delivery of a Definitive Note is an Institutional Accredited Investor and has executed and delivered to the Note Registrar a letter or other transferee certification in substantially the form of Exhibit B hereto.

(b)  If (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Note Owners representing beneficial interests aggregating at least a majority of the Outstanding Amount of such Book-Entry Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all such Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the typewritten Note or Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee and the Note Registrar shall recognize the Holders of the Definitive Notes as Noteholders.

(c) Interests in a Temporary Regulation S Note may only be exchanged for Definitive Notes upon the receipt by the Trustee from Euroclear or Clearstream, as the case may be, of a certificate substantially in the form of Exhibit C-1 to the effect that Euroclear or Clearstream, as applicable, has received a certificate substantially in the form of Exhibit C-2 from the holder of a beneficial interest in such Note.  Notwithstanding the foregoing, Definitive Notes shall not be issued in exchange for Temporary Regulation S Notes until on or after the Exchange Date.

SECTION 2.13 Restrictions on Transfer of Notes

(a) The Notes have not been registered or qualified under the Securities Act, or any State securities laws or “Blue Sky” laws, and the Notes are being offered and sold in reliance upon exemptions from the registration requirements of the Securities Act and such Blue Sky or State securities laws.  No transfer, sale, pledge or other disposition of any Note shall be made unless such disposition is made (1) to the Seller or an Affiliate of the Seller, (2) to a QIB in a transaction pursuant to Rule 144A, (3) with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes, to a Non-U.S. Person in a transaction pursuant to Regulation S or (4) to an Institutional Accredited Investor in a transaction exempt from the registration requirements of the Securities Act.  In the event that a transfer of an Ownership Interest in a Book-Entry Note is to be made in reliance upon (2) or (3) in the preceding sentence, the transferee will be deemed to have made the same representations and warranties as required of an initial purchaser of such Ownership Interest as set forth in Section 2.13(b) below.  The Trustee or the Note Registrar shall require, in order to assure compliance with the Securities Act and the other terms of the Basic Documents, that the prospective transferee of a Holder of a Definitive Note desiring to effect a transfer certify to the Trustee or the Note Registrar in writing the facts surrounding such disposition pursuant to a letter or other transferee certification in substantially the form of Exhibit B hereto.  None of the Seller, the Issuer or the Trustee is obligated under this Indenture to register the Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of such Notes without such registration or qualification.

(b) Each Person (other than the Seller or an Affiliate of the Seller) who has or who acquires an Ownership Interest in the Notes shall be deemed by the acceptance or acquisition of such Ownership Interest to have represented and agreed, as follows:

(i) Such Person either (A)(I) is a QIB purchasing for its own account or for the account of another QIB and (II) is aware that the sale of the Notes to such Person is being made in reliance on Rule 144A under the Securities Act, (B) is an Institutional Accredited Investor or (C) with respect to Holders of any class of Notes other than the Class E Notes, is a Non-U.S. Person and is acquiring such Notes pursuant to an offer and sale that occur outside of the United States in compliance with Regulation S under the Securities Act.

(ii) Such Person understands that the Notes have not been and will not be registered under the Securities Act, and are being sold to it in a transaction that is exempt from the registration requirements of the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer the Notes, the Notes may be offered, sold, pledged or otherwise transferred only (A) to the Seller or an Affiliate of the Seller, (B) to a person whom the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (C) to a Non-U.S. Person pursuant to an offer and sale that occurs outside of the United States in compliance with Regulation S under the Securities Act or (D) with respect to Holders of any Class of Notes other than the Class E Notes (the transferee of which takes delivery thereof in the form of a Definitive Note), to an Institutional Accredited Investor, in each case in a transaction otherwise exempt from the registration requirements of the Securities Act and applicable securities laws of any state of the United States or any other territory or jurisdiction, and in compliance with the Indenture.  Such Person further understands that no representation is made as to the availability of the exemption provided by Rule 144A for resales of the Notes.

(iii) Such Person further understands that a Rule 144A Global Note and a Regulation S Global Note for each class of Notes (other than with respect to the Class E Notes for which there is no Regulation S Global Note) has been registered in the name of the nominee of the Clearing Agency, or, in the case of Definitive Notes, such Definitive Notes have been registered in the name of such Person or its nominee, and each Note bears a legend to as to the transfer restrictions therefor as reflected on the face of such Note, forms of which are attached hereto as Exhibits A-1, A-2, A-3,  A-4 and A-5.

(iv) Such Person is either (i) not acquiring the Notes with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) it is acquiring a Class A Note, a Class B Note or a Class C Note and the acquisition and holding of such Class A Note, Class B Note or Class C Note, as applicable, will be covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

(v) If such Person is acquiring a Class D Note or a Class E Note, such Person (i) is not and will not become for U.S. federal income tax purposes a partnership, subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity, a “flow-through entity”) or (ii) if it is or becomes a flow-through entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under the Indenture and (y) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in such Note to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code.

(vi) If such Person is acquiring a Class D Note or a Class E Note, such Person is not acquiring such Note or beneficial interest therein, will not sell, transfer, assign, participate, pledge or otherwise dispose of such Note(s) or beneficial interest therein, and it will not cause any such Note(s) or beneficial interest therein to be marketed, in each case on or through an “established securities market” within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations.

(vii) If such Person is acquiring a Class D Note or a Class E Note, such Person’s beneficial interest in such Notes is not and will not be in an amount that is less than the minimum denomination for such Note set forth in the Indenture, and it does not and will not hold any interest on behalf of any person whose beneficial interest in such Note is in an amount that is less than the minimum denomination for such Note set forth herein.

(viii) If such Person is acquiring a Class D Note or a Class E Note, such Person will not sell, assign, transfer, pledge or otherwise dispose of such Note or any beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to such Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in such Note would be in an amount that is less than the minimum denomination for such Note set forth herein.

(ix) If such Person is acquiring a Class D Note or a Class E Note, such Person will not use such Note as collateral for the issuance of any securities that could cause the Issuer to be treated as an association or publicly traded partnership taxable as corporation for U.S. federal income tax purposes.

(x) If such Person is purchasing a Class E Note, such Person is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Note or beneficial interest therein to be transferred to, any person other than a “United States Person,” as defined in Section 7701(a)(30) of the Internal Revenue Code.

ARTICLE III

Covenants

SECTION 3.1 Payment of Principal and Interest.  The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes, the Sale and Servicing Agreement and this Indenture. Without limiting the foregoing, the Issuer will cause to be distributed on each Payment Date all amounts deposited in the Collection Account and the Principal Distribution Account pursuant to the Sale and Servicing Agreement (i) for the benefit of the Class A Notes, to the Class A Noteholders, (ii) for the benefit of the Class B Notes, to the Class B Noteholders, (iii) for the benefit of the Class C Notes, to the Class C Noteholders, (iv) for the benefit of the Class D Notes, to the Class D Noteholders and (v) for the benefit of the Class E Notes, to the Class E Noteholders.  Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

SECTION 3.2 Maintenance of Office or Agency.  The Issuer will maintain in Minneapolis, Minnesota, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

SECTION 3.3 Money for Payments to be Held in Trust .

(a) On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Principal Distribution Account from the Collection Account an aggregate sum sufficient to pay principal then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto and (unless the Note Paying Agent is the Trustee) shall promptly notify the Trustee of its action or failure so to act.

(b) The Issuer shall cause each Note Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Note Paying Agent shall agree with the Trustee (and if the Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Note Paying Agent shall:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Note Paying Agent;

(iv) immediately resign as a Note Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(c) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such a payment by any Note Paying Agent to the Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

(d) Subject to applicable laws with respect to the escheat of funds, any money held by the Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request and shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee shall also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Note Paying Agent, at the last address of record for each such Holder).

SECTION 3.4 Existence.  Except as otherwise permitted by the provisions of Section 3.10, the Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral, the Sale and Servicing Agreement and each other instrument or agreement included in the Trust Estate.

SECTION 3.5 Protection of Trust Estate.  The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee for the benefit of the Noteholders to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee, for the benefit of the Noteholders, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(i) Grant more effectively all or any portion of the Trust Estate;

(ii) maintain or preserve the lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Noteholders created by this Indenture or carry out more effectively the purposes hereof;

(iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(iv) enforce any of the Collateral;

(v) preserve and defend title to the Trust Estate and the rights of the Trustee in such Trust Estate against the claims of all persons and parties; and

(vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section.

The Issuer hereby authorizes the filing, transmitting, or communicating, as applicable, financing statements and amendments thereto describing the Collateral in which the Issuer has granted a security interest to the Trustee as "all personal property of debtor" or "all assets of debtor" or words of similar effect, including all proceeds thereof.

SECTION 3.6 Opinions as to Trust Estate»

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(a) On the Closing Date, and on the date of execution of each indenture supplemental hereto, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee in the Grantor Trust Certificate, for the benefit of the Noteholders, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b) Within 90 days after the beginning of each calendar year, commencing in January 2016, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as are necessary to maintain the first priority lien and security interest created by this Indenture in the Grantor Trust Certificate and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe any action necessary (as of the date of such opinion) to be taken in the following year to maintain the lien and security interest of this Indenture.

SECTION 3.7 Performance of Obligations; Servicing of Receivables.

(a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Basic Documents or such other instrument or agreement.

(b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Trustee in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

(c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate, including preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

(d) If a responsible officer of the Owner Trustee shall have written notice or actual knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify the Trustee and the Rating Agencies thereof in accordance with Section 11.4, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

(e) The Issuer agrees that it will not waive timely performance or observance by the Servicer or the Seller of their respective duties under the Basic Documents if the effect thereof would adversely affect the Holders of the Notes.

SECTION 3.8 Negative Covenants.  So long as any Notes are Outstanding, the Issuer shall not:

(i) except as expressly permitted by this Indenture or the Basic Documents, without the consent of the Controlling Party and the satisfaction of the Rating Agency Condition, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so in writing by the Trustee in accordance with the terms of the Basic Documents;

(ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate; or

(iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture or any other Basic Document except as may be expressly permitted hereby or thereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate, any Collateral or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on a Financed Vehicle and arising solely as a result of an action or omission of the related Obligor), (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics’ or other lien) perfected security interest in the Trust Estate or any Collateral, (D) except as otherwise provided in the Basic Documents, amend, modify or fail to comply with the provisions of the Basic Documents without the prior written consent of the Controlling Party, and if such amendments or modifications would adversely affect the interests of any Noteholder in any material respect, the consent of such Noteholder or the satisfaction of the Rating Agency Condition with respect to the applicable Class of Notes; or

(iv) engage in any business or activity other than as permitted by the Trust Agreement; or

(v) incur or assume any indebtedness or guarantee any indebtedness of any Person, except for such indebtedness incurred pursuant to Section 3.15; or

(vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10; or

(vii) take any action that would result in the Issuer becoming an association or publicly traded partnership taxable as a corporation for U.S. federal income tax purposes or for the purposes of any applicable State tax.

SECTION 3.9 Annual Statement as to Compliance.  The Issuer will deliver to the Trustee on or before March 31 of each year, beginning March 31, 2016, an Officer’s Certificate, dated as of December 31 of the preceding calendar year, stating, as to the Authorized Officer signing such Officer’s Certificate, that

(i) a review of the activities of the Issuer during such preceding year (or, in the case of the first such Officer’s Certificate, since the Closing Date) and of its performance under this Indenture has been made under such Authorized Officer’s supervision; and

(ii) to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year (or, in the case of the first such Officer’s Certificate, since the Closing Date), or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

SECTION 3.10 Asset Sale; Merger or Consolidation of Issuer .  The Issuer shall not consolidate or merge with or into any other Person, or convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person without Controlling Party consent and unless the Rating Agency Condition shall have been satisfied with respect to such transaction.

SECTION 3.11 Successor or Transferee.

(a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10 and upon satisfaction of each of the conditions specified in Section 3.10, the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10 and upon satisfaction of each of the conditions specified in Section 3.10, CPS Auto Receivables Trust 2015-B will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee stating that CPS Auto Receivables Trust 2015-B is to be so released.

SECTION 3.12 No Other Business.  The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables, including through the ownership of the Grantor Trust Certificate, in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.  After the end of the Funding Period, the Issuer will not purchase any additional Receivables.

SECTION 3.13 No Borrowing.  The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any Indebtedness except for (i) the Notes and (ii) any other Indebtedness permitted by or arising under the Basic Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer’s purchase of the Receivables and the other assets specified in the Sale and Servicing Agreement, to fund (on behalf of the Seller) the Pre-Funding Account and the Series 2015-B Spread Account and to pay the Issuer’s organizational, transactional and start-up expenses.

SECTION 3.14 Servicer’s Obligations.  The Issuer shall cause the Servicer to comply with Sections 4.9, 4.10, 4.11, 5.11 and 12.1 of the Sale and Servicing Agreement.

SECTION 3.15 Guarantees, Loans, Advances and Other Liabilities.  Except as contemplated by the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

SECTION 3.16 Capital Expenditures.  The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

SECTION 3.17 Compliance with Laws.  The Issuer shall comply with the requirements of all applicable laws.

SECTION 3.18 Restricted Payments.  The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Trustee, the Backup Servicer, the Delaware Trust Trustee, the Grantor Trust Trustee, the Noteholders and the Certificateholders as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, the Trust Agreement or any other Basic Document. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Basic Documents.

SECTION 3.19 Notice of Events of Default.  Upon a responsible officer of the Owner Trustee having notice or actual knowledge thereof, the Issuer agrees to give the Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Servicer or the Seller of its obligations under any of the Basic Documents.

SECTION 3.20 Further Instruments and Acts.  Upon request of the Trustee or the Controlling Party, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

SECTION 3.21 Amendments of Sale and Servicing Agreement and Trust Agreement.  The Issuer shall not agree to any amendment to Section 13.1 of the Sale and Servicing Agreement or Section 11.1 of the Trust Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein.

SECTION 3.22 Income Tax Characterization.  For purposes of U.S. federal income tax, State and local income tax, franchise tax and any other income taxes, the Issuer and each Noteholder, by its acceptance of its Note or in the case of a Note Owner, by its acceptance of a beneficial interest in a Note, will treat such Note as indebtedness of the Issuer and hereby instructs the Trustee to treat the Notes as indebtedness of the Issuer for U.S. federal and State tax reporting purposes.

SECTION 3.23 Separate Existence of the Issuer.  During the term of this Indenture, the Issuer shall observe the applicable legal requirements for the recognition of the Issuer as a legal entity separate and apart from its Affiliates, including as follows:

(a) The Issuer shall maintain business records and books of account separate from those of its Affiliates;

(b) Except as otherwise provided in the Basic Documents, the Issuer shall not commingle its assets and funds with those of its Affiliates;

(c) The Issuer shall at all times hold itself out to the public under the Issuer’s own name as a legal entity separate and distinct from its Affiliates; and

(d) All transactions and dealings between the Issuer and its Affiliates will be conducted on an arm’s-length basis.

SECTION 3.24 Representations and Warranties of the Issuer.

The Issuer hereby makes the following representations and warranties as to the Trust Estate to the Trustee for the benefit of the Noteholders:

(i) Creation of Security Interest.  This Indenture creates a valid and continuing security interest (as defined in the UCC) in the Trust Estate in favor of the Trustee for the benefit of the Noteholders, which security interest is prior to all other Liens (except, as to priority, for any tax liens or mechanics’ lien which may arise after the Closing Date or as a result of an Obligor’s failure to pay its obligations, as applicable) and is enforceable as such as against creditors of and purchasers from the Issuer.

(ii) Perfection of Security Interest in Trust Property.  The Issuer has caused, on or prior to the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Trust Estate Granted to the Trustee for the benefit of the Noteholders hereunder.

(iii) No other Security Interests.  Other than the security interest Granted to the Trustee for the benefit of the Noteholders hereunder, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Trust Estate.  The Issuer has not authorized the filing of and is not aware of any financing statements filed against the Issuer that include a description of collateral covering the Trust Estate other than any financing statement relating to the security interest Granted to the Trustee for the benefit of the Noteholders hereunder or that has been terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

(iv) Notations on Contracts; Financing Statement Disclosure.  The Servicer has in its possession copies of all the original Contracts that constitute or evidence the Initial Receivables and, from and after each Subsequent Transfer Date, will have in its possession copies of all the original Contracts that constitute or evidence the related Subsequent Receivables.  The Contracts that constitute or evidence the Receivables do not and will not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Grantor Trust.  All financing statements filed or to be filed against the Issuer in favor of the Trustee in connection herewith describing the Trust Estate contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of Wells Fargo Bank, National Association, as Trustee and secured party.”

(v) Title.  Immediately prior to the Grant herein contemplated, the Issuer had good and marketable title to Grantor Trust Certificate and the other property Granted hereunder and was the sole owner thereof, free and clear of all liens, claims, encumbrances, security interests, and rights of others, and, immediately upon the transfer thereof, the Trustee for the benefit of the Noteholders shall have good and marketable title to the Grantor Trust Certificate and other property and will be the sole owner thereof, free and clear of all liens, encumbrances, security interests, and rights of others, and the transfer has been perfected under the UCC.  The Trustee acknowledges that the Issuer has contributed and will contribute to the Grantor Trust all Transferred Property it acquires from the Seller on the date it has been acquired by the Issuer under the Sale and Servicing Agreement and each Subsequent Transfer Agreement, and the Trustee, to the extent the Grant vests in the Trustee any Lien in the Transferred Property upon its acquisition by the Issuer under the Sale and Servicing Agreement, hereby agrees that such Transferred Property, upon its contribution to the Grantor Trust, is transferred and conveyed to the Grantor Trust free of any Lien of the Trustee to the extent transferred pursuant to the Sale and Servicing Agreement or a Subsequent Transfer Agreement.

The representations and warranties of the Issuer in this Section 3.24 may not be waived, modified or amended in any material respect without the prior written consent of the Trustee and satisfaction of the Rating Agency Condition with respect to each Class of Notes then rated, and shall survive the satisfaction and discharge of this Indenture.

ARTICLE IV

Satisfaction and Discharge

SECTION 4.1 Satisfaction and Discharge of Indenture.  This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 2.9, 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.20, 3.21, 3.22 and 11.17, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when

(a)  all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation;

(b) the Issuer has paid or caused to be paid all Issuer Secured Obligations; and

(c) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

SECTION 4.2 Application of Trust Money»

.  All moneys deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Trustee may determine, to the Holders of the particular Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

SECTION 4.3 Repayment of Moneys Held by Note Paying Agent»

.  In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Note Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such moneys.

ARTICLE V

Remedies

SECTION 5.1 Events of Default.

(a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) default in the payment of any interest on (A) any Class A Note, or (B) if no Class A Note remains Outstanding, any Class B Note, or (C) if no Class A Note or Class B Note remains Outstanding, any Class C Note, or (D) if no Class A Note or Class B Note or Class C Note remains Outstanding, any Class D Note, or (E) if no Class A Note or Class B Note or Class C Note or Class D Note remains Outstanding, any Class E Note in each case when the same becomes due and payable, and such default shall continue for a period of five days (solely for purposes of this clause, a payment on the Notes funded from the Series 2015-B Spread Account shall be deemed to be a payment made by the Issuer); or

(ii) default in the payment of the principal of any Note on the Final Scheduled Payment Date therefor and such default shall continue for a period of five days (solely for purposes of this clause, a payment on the Notes funded from the Series 2015-B Spread Account shall be deemed to be a payment made by the Issuer); or

(iii) a default in the observance or performance in any material respect of any covenant or agreement of the Issuer, the Seller or the Servicer made in this Indenture or any other Basic Document (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with), or any representation or warranty  or statement of the Issuer, the Servicer or the Seller made in this Indenture or in any other Basic Document or in any certificate, report or other writing delivered in connection with the Basic Documents proving to have been incorrect in any material respect as of the time when the same shall have been made, which default materially and adversely affects the rights of the Noteholders, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days (or such longer period not in excess of 90 days as is reasonably necessary to cure such default; provided that such default is capable of remedy within 90 days or less and the Servicer on behalf of the Owner Trustee delivers an officer’s certificate to the Trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy such default) after written notice thereof shall have been given to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Outstanding Amount of each class of Notes, specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(iv) the occurrence of an Insolvency Event with respect to the Issuer.

(b) The Issuer shall deliver to the Trustee, within five days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any event which with the giving of notice or the lapse of time or both would become an Event of Default under clause (iii), its status and what action the Issuer is taking or proposes to take with respect thereto.

SECTION 5.2 Rights Upon Event of Default.

(a) If an Event of Default shall have occurred and be continuing, the Trustee, at the written direction of the Controlling Party, shall declare by written notice to the Issuer that the Notes have become immediately due and payable, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon, shall become immediately due and payable; provided, however, the occurrence of an Event of Default of the type described in clause (iv) of Section 5.1 shall, without any further action by any Person, automatically result in the Notes becoming immediately due and payable as of the occurrence of such Event of Default.

(b) At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article V, the Controlling Party, in their sole discretion, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

(i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

(A) all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

(B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel; and

(ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

(a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable and such default continues for a period of five days, the Issuer will, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

(b) Each Noteholder by its acceptance of a Note irrevocably and unconditionally appoints the Controlling Party, to the extent the Controlling Party is granted rights under this Indenture or any other Basic Document to direct the Trustee or consent to or take any action hereunder or under the other Basic Documents, as the true and lawful attorney-in-fact of such Noteholder with respect to such consent or action and for so long as such Noteholder is not the Controlling Party, with full power of substitution, to execute, acknowledge and deliver any notice, document, certificate, paper, pleading or instrument and to do in the name of the Controlling Party as well as in the name, place and stead of such Noteholder such acts, things and deeds for or on behalf of and in the name of such Noteholder under this Indenture (including specifically under Section 5.4) and under the Basic Documents which such Noteholder could or might do or that may be necessary, desirable or convenient in such Controlling Party’s sole discretion to effect the purposes contemplated hereunder and under the Basic Documents and, without limitation, following the occurrence of an Event of Default, exercise full right, power and authority to take, or defer from taking, any and all acts with respect to the administration, maintenance or disposition of the Trust Estate.

(c) If an Event of Default occurs and is continuing, the Trustee may in its discretion, and at the direction of the Controlling Party shall, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee, in its discretion or as directed by the Controlling Party, shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

(d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, proceedings under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, subject to the direction of the Controlling Party, shall be entitled and empowered, by intervention in such proceedings or otherwise:

(i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Noteholders allowed in such proceedings;

(ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or person performing similar functions in any such Proceedings;

(iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

(iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

(e) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

(f) All rights of action and of asserting claims under this Indenture, any other Basic Document or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

(g) In any Proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or any other Basic Document), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such proceedings.

SECTION 5.4 Remedies»

.  If an Event of Default shall have occurred and be continuing, the Trustee, at the direction of the Controlling Party, shall do one or more of the following (subject to Section 5.5):

(i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

(ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee and Holders of the Notes; and

(iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided that, the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless (A) such Event of Default is of the type described in Section 5.1(a)(i) or (a)(ii) or (B) either (x) the Holders of 100% of the Outstanding Amount of the Notes consent thereto, or (y) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest.

In determining such sufficiency or insufficiency with respect to clause (y) of subsection (iv), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

SECTION 5.5 Optional Preservation of the Receivables.  If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Trustee may, but need not, elect to maintain possession of the Trust Estate.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest and any other amounts on the Notes and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate.  In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

SECTION 5.6 Priorities.

(a) Following the acceleration of principal of and interest on the Notes upon or after the occurrence of an Event of Default pursuant to Section 5.2, the Total Distribution Amount, including any money or property collected pursuant to Section 5.4 shall be applied by the Trustee on the related Payment Date in the following order of priority:

FIRST: amounts due and owing and required to be distributed pursuant to priorities (i) through (iv) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed to the Persons set forth therein, in the order of such priorities and without preference or priority of any kind within such priorities, and, if applicable, subject to the monetary limitations set forth therein;

SECOND: to the Holders of the Class A Notes for amounts due and unpaid on the Class A Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes for interest;

THIRD:  to the Holders of the Class A Notes for amounts due and unpaid on the Class A Notes for principal, ratably and without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of principal, until the Class A Note Balance has been reduced to zero;

FOURTH: to the Holders of the Class B Notes for amounts due and unpaid on the Class B Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes for interest;

FIFTH:  to the Holders of the Class B Notes for amounts due and unpaid on the Class B Notes for principal, ratably and without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the Class B Note Balance has been reduced to zero;

SIXTH:  to the Holders of the Class C Notes for amounts due and unpaid on the Class C Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes for interest;

SEVENTH:  to the Holders of the Class C Notes for amounts due and unpaid on the Class C Notes for principal, ratably and without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of principal, until the Class C Note Balance has been reduced to zero;

EIGHTH:  to the Holders of the Class D Notes for amounts due and unpaid on the Class D Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes for interest;

NINTH:  to the Holders of the Class D Notes for amounts due and unpaid on the Class D Notes for principal, ratably and without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of principal, until the Class D Note Balance has been reduced to zero;

TENTH:  to the Holders of the Class E Notes for amounts due and unpaid on the Class E Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class E Notes for interest;

ELEVENTH:  to the Holders of the Class E Notes for amounts due and unpaid on the Class E Notes for principal, ratably and without preference or priority of any kind, according to the amounts due and payable on the Class E Notes in respect of principal, until the Class E Note Balance has been reduced to zero;

TWELFTH:  any remaining amounts due and owing and required to be distributed to pursuant to priorities (i) through (iv) of Section 5.7(a) of the Sale and Servicing Agreement and not previously distributed to the Persons set forth therein, in the order of such priorities and without preference or priority of any kind within such priorities without regard to the monetary limitations therein; and

THIRTEENTH:                                to the Certificate Distribution Account, for distribution by the Trust Paying Agent in accordance with the provisions of the Trust Agreement, any remaining amount.

(b) The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section.  At least 15 days before such record date the Issuer shall mail to each Noteholder and the Trustee a notice that states such record date, the payment date and the amount to be paid.

SECTION 5.7 Limitation of Suits.  No Residual Certificateholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder while any Issuer Secured Obligations remain outstanding.  No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(ii) the Holders of not less than 25% of the Outstanding Amount of each class of Notes have made written request to the Trustee to institute such proceeding in respect of such Event of Default in its own name as Trustee hereunder;

(iii) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

(iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such proceedings; and

(v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Controlling Party;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

SECTION 5.8 Unconditional Rights of Noteholders To Receive Principal and Interest.  Notwithstanding any other provisions of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.9 Restoration of Rights and Remedies.  If the Controlling Party or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

SECTION 5.10 Rights and Remedies Cumulative.  No right or remedy herein conferred upon or reserved to the Controlling Party or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11 Delay or Omission Not a Waiver.  No delay or omission of the Trustee, the Controlling Party or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee, the Controlling Party or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee, the Controlling Party or by the Noteholders, as the case may be.

SECTION 5.12 Control by Noteholders.  The Controlling Party shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Noteholders with respect to the Notes or exercising any trust or power conferred on the Trustee or the Controlling Party; provided that

(i) such direction shall not be in conflict with any rule of law or with this Indenture;

(ii) any direction to the Trustee to sell or liquidate the Trust Estate shall be subject to the express terms of Section 5.4;

(iii) if the conditions set forth in Section 5.5 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by Holders of Notes representing less than 100% of the Outstanding Amount of each class of Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction;

provided, however, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

SECTION 5.13 Waiver of Past Defaults.  Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the Controlling Party may waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note.  In the case of any such waiver, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

SECTION 5.14 Undertaking for Costs.  All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of each class of Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

SECTION 5.15 Waiver of Stay or Extension Laws.  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee herein and any right of the Issuer to take such action shall be suspended.

ARTICLE VI

The Trustee

SECTION 6.1 Duties of Trustee.

(a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and the Basic Documents and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of an Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

(d) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer.

(e) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of the Basic Documents.

(f) No provision of this Indenture shall require the Trustee in any of its capacities to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(h) The Trustee shall permit any representative of the Issuer, during the Trustee’s normal business hours, to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee’s affairs and actions, as such affairs and actions relate to the Trustee’s duties with respect to the Notes, with the Trustee’s officers and employees responsible for carrying out the Trustee’s duties with respect to the Notes.

(i) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Basic Documents.

(j) In no event shall Wells Fargo Bank, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

(k) Except for actions expressly authorized by this Indenture, the Trustee shall take no action reasonably likely to impair the security interests created or existing under any Receivable or Financed Vehicle or to impair the value of any Receivable or Financed Vehicle.

(l) All information obtained by the Trustee regarding the Obligors and the Receivables, whether upon the exercise of its rights under this Indenture or otherwise, shall be maintained by the Trustee in confidence and shall not be disclosed to any other Person, other than the Trustee’s attorneys, accountants and agents unless such disclosure is required by this Indenture or any applicable law or regulation.

SECTION 6.2 Rights of Trustee.

(a) Subject to Section 6.1 and other provisions of this Section 6.2, the Trustee shall be protected and shall incur no liability to the Issuer or any Issuer Secured Party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and, except to the extent the Trustee has actual knowledge to the contrary or as required pursuant to Section 6.1 or Section 6.2(g) the Trustee shall not be required to make any independent investigation with respect thereto.

(b) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate. Subject to Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer’s Certificate.

(c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of Consumer Portfolio Services, Inc., or any other such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(e) The Trustee may consult with counsel, and the advice of such counsel or any opinion of counsel with respect to legal matters relating to the Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture or any of the Basic Documents, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, however, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured or waived), exercise the rights and powers vested in it by this Indenture in accordance with Section 6.1.

(g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Controlling Party or Holders of Notes evidencing not less than 25% of the Outstanding Amount of each Class; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

(h) In no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 6.3 Individual Rights of Trustee.  The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not the Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 6.11.

SECTION 6.4 Trustee’s Disclaimer.  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, any Basic Documents, the Trust Estate, the Collateral or the Notes, it shall not be accountable for the Issuer’s use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee’s certificate of authentication.

SECTION 6.5 Notice of Defaults.  If an Event of Default occurs and is continuing and if it is either known by, or written notice of the existence thereof has been delivered to, a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of the Default within 30 days after such knowledge or notice occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note, if any), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

SECTION 6.6 Reports by Trustee to Holders.  The Trustee shall on behalf of the Issuer deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its federal and State income tax returns.

SECTION 6.7 Compensation and Indemnity.

(a) Pursuant to Section 5.7(a) of the Sale and Servicing Agreement and Section 5.6 hereof, the Issuer shall pay to the Trustee from time to time compensation for its services, as separately agreed. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall reimburse the Trustee, pursuant to Section 5.7(a) of the Sale and Servicing Agreement and Section 5.6 hereof, for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Trustee against any and all loss, liability or expense incurred by the Trustee without willful misfeasance, negligence or bad faith on the Trustee’s part arising out of or in connection with the acceptance or the administration of this trust and the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection therewith and including any loss, liability or expense directly or indirectly incurred (regardless of negligence on the part of the Trustee or the Issuer) by the Trustee as a result of any penalty or other cost imposed by the Internal Revenue Service or other taxing authority (except any penalties arising out of fees paid to the Trustee or as a result of any action taken contrary to the Indenture) related to the tax status of the Issuer or the Notes. The Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer of its obligations hereunder or the Servicer of its obligations under Article XII of the Sale and Servicing Agreement. The Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith.

(b) The Issuer’s payment obligations to the Trustee pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(a)(iv) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Basic Documents, the recourse of the Trustee hereunder and under the Basic Documents shall be to the Trust Estate only and specifically shall not be recourse to the assets of the Seller, the Depositor, any Noteholder or any Residual Certificateholder. In addition, the Trustee agrees that its recourse to the Trust Estate shall be limited to the right to receive the distributions referred to in Section 5.7(a) of the Sale and Servicing Agreement and Section 5.6 hereof.

SECTION 6.8 Replacement of Trustee.  The Trustee may resign at any time by so notifying the Issuer.  The Issuer may remove the Trustee if:

(i) the Trustee fails to comply with Section 6.11;

(ii) an Insolvency Event with respect to the Trustee occurs; or

(iii) the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly appoint a successor Trustee.

A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and the Issuer, whereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture, subject to satisfaction of the Rating Agency Condition. The successor Trustee shall mail a notice of its succession to each Noteholder. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the Controlling Party may petition any court of competent jurisdiction for the appointment of a successor Trustee.

Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 6.8.

Notwithstanding the replacement of the Trustee pursuant to this Section, the Issuer’s and the Servicer’s obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

SECTION 6.9 Successor Trustee by Merger.

(a) If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.  The Trustee shall provide the Rating Agencies with written notice of any such transaction.

(b) In case at the time such successor or successors to the Trustee by merger, conversion or consolidation shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 6.10 Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder, including acts or omissions of predecessor or successor trustees; and

(iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, dissolve, become insolvent, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 6.11 Eligibility: Disqualification.  The Trustee, and any successor thereto, shall at all times have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and subject to supervision or examination by federal or State authorities; and having a rating, both with respect to long-term and short-term unsecured obligations, of not less than investment grade by the Rating Agencies.

SECTION 6.12 Reserved.

SECTION 6.13 Appointment and Powers.  Subject to the terms and conditions hereof, Wells Fargo Bank, National Association is hereby appointed as the Trustee with respect to the Collateral, and Wells Fargo Bank, National Association hereby accepts such appointment and agrees to act as Trustee with respect to the Collateral for the Noteholders and to perform the other duties of the Trustee in accordance with the provisions of this Indenture and the other Basic Documents. Each Issuer Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as the Controlling Party may direct and as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Trustee shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Indenture promptly following receipt of such written instructions; provided that the Trustee shall not act in accordance with any instructions (i) which are not authorized by, or in violation of the provisions of, this Indenture, (ii) which are in violation of any applicable law, rule or regulation or (iii) for which the Trustee has not received reasonable indemnity. Receipt of such instructions shall not be a condition to the exercise by the Trustee of its express duties hereunder, except where this Indenture provides that the Trustee is permitted to act only following and in accordance with such instructions.

SECTION 6.14 Performance of Duties.  The Trustee shall have no duties or responsibilities except those expressly set forth in this Indenture and the other Basic Documents to which the Trustee is a party or as directed by the Controlling Party in accordance with this Indenture.  The Trustee shall not be required to take any discretionary actions hereunder except at the written direction and with the indemnification of the Controlling Party and as provided in Section 5.12.  The Trustee shall, and hereby agrees that it will, perform all of the duties and obligations required of it under the Sale and Servicing Agreement.

SECTION 6.15 Limitation on Liability»

.  Neither the Trustee nor any of its directors, officers or employees shall be liable for any action taken or omitted to be taken by it or them in good faith hereunder, or in connection herewith, except that the Trustee shall be liable for its negligence, bad faith or willful misconduct. Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer or the Noteholders for any action taken or omitted by the Trustee in connection with the Collateral, except for the negligence, bad faith or willful misconduct on the part of the Trustee, and, further, shall incur no liability to the Noteholder except for negligence, bad faith or willful misconduct in carrying out its duties to the Noteholders. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Basic Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the written advice of such counsel. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Controlling Party unless it shall have received reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

SECTION 6.16 Reserved.

SECTION 6.17 Successor Trustee.

(a) Merger. Any Person into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, merger, consolidation, sale or transfer to which the Trustee is a party, shall (provided it is otherwise qualified to serve as the Trustee hereunder) be and become a successor Trustee hereunder and be vested with all of the title to and interest in the Collateral and all of the trusts, powers, discretions, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding, except to the extent, if any, that any such action is necessary to perfect, or continue the perfection of, the security interest of the Noteholders in the Collateral; provided that any such successor shall also be the successor Trustee under Section 6.9.

(b) [Reserved].

(c) Acceptance by Successor. The Issuer shall have the sole right to appoint each successor Trustee subject to satisfaction of the Rating Agency Condition. Every temporary or permanent successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Trustee and the Issuer an instrument in writing accepting such appointment hereunder and the relevant predecessor shall execute, acknowledge and deliver such other documents and instruments as will effectuate the delivery of all Collateral to the successor Trustee, whereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, duties and obligations of its predecessor. Such predecessor shall, nevertheless, on the written request of the Issuer, execute and deliver an instrument transferring to such successor all the estates, properties, rights and powers of such predecessor hereunder.  In the event that any instrument in writing from the Issuer is reasonably required by a successor Trustee to more fully and certainly vest in such successor the estates, properties, rights, powers, duties and obligations vested or intended to be vested hereunder in the Trustee, any and all such written instruments shall at the request of the temporary or permanent successor Trustee, be forthwith executed, acknowledged and delivered by the Trustee or the Issuer, as the case may be. The designation of any successor Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for herein, shall be maintained with the records relating to the Collateral and, to the extent required by applicable law, filed or recorded by the successor Trustee in each place where such filing or recording is necessary to effect the transfer of the Collateral to the successor Trustee or to protect or continue the perfection of the security interests granted hereunder.

SECTION 6.18 Reserved.

SECTION 6.19 Representations and Warranties of the Trustee.  The Trustee represents and warrants to the Issuer and to each Issuer Secured Party as follows:

(a) Due Organization. The Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

(b) Corporate Power. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

(c) Due Authorization. The execution and delivery by the Trustee of this Indenture and the other Basic Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee, or the performance by the Trustee, of this Indenture and such other Basic Documents.

(d) Valid and Binding Indenture. The Trustee has duly executed and delivered this Indenture and each other Basic Document to which it is a party, and each of this Indenture and each such other Basic Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

SECTION 6.20 Waiver of Setoffs.  The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof.

ARTICLE VII

Noteholders’ Lists and Reports

SECTION 7.1 Issuer To Furnish To Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee (a) not more than five days after the earlier of (i) each Record Date and (ii) three months after the last Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Record Date, (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

SECTION 7.2 Preservation of Information; Communications to Noteholders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Note Registrar.  The Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished.

ARTICLE VIII

Collection of Money and Releases of Trust Estate

SECTION 8.1 Collection of Money.  Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture or in the Sale and Servicing Agreement, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

SECTION 8.2 Release of Trust Estate.

(a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) The Trustee shall, at such time as there are no Notes outstanding, all Issuer Secured Obligations have been paid in full and all sums due the Trustee pursuant to Section 6.7 have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Trustee shall release property from the lien of this Indenture pursuant to this Section 8.2(b) only upon receipt of an Issuer Request accompanied by an Officer’s Certificate and an Opinion of Counsel meeting the applicable requirements of Section 11.1.

SECTION 8.3 Opinion of Counsel.  The Trustee shall receive at least seven days’ notice when requested by the Issuer to take any action pursuant to Section 8.2(a), accompanied by copies of any instruments involved, and the Trustee shall also require as a condition to such action, an Opinion of Counsel in form and substance satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely affect the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

ARTICLE IX

Supplemental Indentures

SECTION 9.1 Supplemental Indentures Without Consent of Noteholders.

(a) Without the consent of the Holders of any Notes or any other persons and with prior notice to the Rating Agencies by the Issuer, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Trustee, for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

(v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes or the rating of any Class of Notes; or

(vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI.

The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained not inconsistent with the foregoing.

(b) The Issuer and the Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Holders of the Notes or any other Person but with prior notice to the Rating Agencies by the Issuer, enter into an indenture or indentures supplemental hereto for the purpose of (i) adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture or (ii) causing the provisions of this Indenture to confirm or be consistent with or in furtherance of the statements made in the Memorandum with respect to the Notes, the parties hereto or this Indenture; provided, however, that such indenture or indentures supplemental (other than an indenture or indentures supplemental effected pursuant to clause (ii) above) shall not, as evidenced by an Opinion of Counsel or an Officer’s Certificate of the Seller, adversely affect the interests of any Noteholder in any material respect.  Any such action shall be deemed to not adversely affect in any material respect the interests of any Noteholder if the Rating Agency Condition with respect to the related Class of Notes has been satisfied (and upon such satisfaction, no Opinion of Counsel or Officer’s Certificate shall be necessary with respect to the related Class of Notes).

SECTION 9.2 Supplemental Indentures with Consent of Noteholders.  The Issuer and the Trustee, when authorized by an Issuer Order, also may, with prior notice to the Rating Agencies and with the consent of the Controlling Party, by Act of such Holders delivered to the Issuer and the Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that, no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

(i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provision of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

(ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(iii) reduce the percentage of the Outstanding Amount of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

(iv) modify or alter the provisions of the proviso to the definition of the term “Outstanding”, “Controlling Party” or “Controlling Class”;

(v) reduce the percentage of the Outstanding Amount of the Notes required to direct the Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.4;

(vi) modify any provision of this Section except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

(vii) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on, or other amount distributable in respect of, any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or as to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(viii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein or in any of the Basic Documents, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

It shall not be necessary for any Act of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 9.3 Execution of Supplemental Indentures.  In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

SECTION 9.4 Effect of Supplemental Indenture.  Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 9.5 Reserved.

SECTION 9.6 Reference in Notes to Supplemental Indentures.  Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Issuer shall, bear a notation in form approved by the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

ARTICLE X

Redemption of Notes

SECTION 10.1 Redemption.

(a) The Notes shall be redeemed in whole, but not in part, on any Payment Date upon which the Servicer exercises its option to purchase the Trust Estate (other than the Trust Accounts) pursuant to Section 11.1(a) of the Sale and Servicing Agreement, for a purchase price at least equal to the Redemption Price; provided, however, that no such redemption may be effected unless the Issuer has available funds sufficient to pay the Redemption Price on such Payment Date.  Additionally, the Notes may be redeemed by the Issuer in whole, but not in part, on any Payment Date upon which the sum of the amounts in the Spread Account and remaining available funds after the payments under clauses (i) through (xix) of Section 5.7(a) of the Sale and Servicing Agreement would be sufficient to pay in full the Outstanding Amount of all the Notes.  In the case of the Issuer exercising its option to redeem the Notes pursuant to this Section 10.1, the Issuer shall furnish notice of such election to the Trustee not later than 35 days prior to the Redemption Date.  In the case of the Servicer exercising its option to purchase the Trust Estate (other than the Trust Accounts) pursuant to Section 11.1(a) of the Sale and Servicing Agreement and this Section 10.1, the Servicer shall furnish notice of such election to the Issuer and Trustee not later than 35 days prior to the Redemption Date and deposit the proceeds from the sale of the Receivables into the Collection Account.  If the proceeds of such sale are not so deposited into the Collection Account with the Trustee at least one Business Day prior to the Redemption Date, any such redemption shall be deemed to be automatically rescinded and the Noteholders shall receive the payments of interest and principal that would be due to the Noteholders on such Payment Date as if such option to redeem the Notes had never been exercised.  For the avoidance of any doubt, no Event of Default shall occur solely as a result of such rescission.  The Issuer shall furnish the Rating Agencies notice of any such redemption promptly after the occurrence thereof.

(b) If, on the Mandatory Redemption Date, the Pre-Funded Amount is greater than zero after giving effect to the purchase of all Subsequent Receivables during the Funding Period, including any such purchase on the last day of the Funding Period, certain of the Notes may be redeemed in part pursuant to Section 5.8 of the Sale and Servicing Agreement in an aggregate amount equal to the Note Prepayment Amount.

SECTION 10.2 Form of Redemption Notice.

(a) Notice of redemption under Section 10.1 shall be given by the Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed prior to the applicable Redemption Date to each Holder of Notes, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address appearing in the Note Register.

All notices of redemption shall state:

(i) the Redemption Date;

(ii) the Redemption Price;

(iii) that the Record Date otherwise applicable to such Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

(iv) that interest on the Notes shall cease to accrue on the Redemption Date.

Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

(b) Prior notice of redemption under Section 10.1(b) is not required to be given to Noteholders.

SECTION 10.3 Notes Payable on Redemption Date.  The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), on the Redemption Date become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

ARTICLE XI

Miscellaneous

SECTION 11.1 Compliance Certificates and Opinions, etc.

(a) Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (on the date of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii)           Whenever the Issuer is required to furnish to the Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii) is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% of the Outstanding Amount of the Notes.

(iii)           Other than with respect to the release of any Purchased Receivables, Defaulted Texas Receivables or Liquidated Receivables, whenever any property or securities are to be transferred by the Grantor Trust in accordance with the Pooling and Servicing Agreement, the Issuer shall also furnish to the Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)           Whenever the Issuer is required to furnish to the Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property other than Purchased Receivables, Defaulted Texas Receivables and Liquidated Receivables, or securities transferred by the Grantor Trust since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than 1% of the then Outstanding Amount of the Notes.

(v)           Notwithstanding Section 2.9 or any provision of this Section, the Issuer (or the Grantor Trust at the direction of the Issuer or Servicer) may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

SECTION 11.2 Form of Documents Delivered to Trustee.

(a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

(c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

(d) Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

SECTION 11.3 Acts of Noteholders»

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(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any customary manner of the Trustee.

(c) The ownership of Notes shall be proved by the Note Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

(e) The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document.  Notes so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority or distinction as among all of the Notes; provided, however, that any Notes owned by the Seller or any Affiliate thereof, during the time such Notes are so owned by them, shall be without voting or consent rights for any purpose set forth in the Basic Documents and such Notes.  The Seller shall notify the Trustee promptly after it or any of its Affiliates become the owner of a Note.

SECTION 11.4 Notices, etc., to Trustee, Issuer, and Rating Agencies.

(a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

(i) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Trustee at its Corporate Trust Office; or

(ii) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt to the Issuer addressed to: CPS Auto Receivables Trust 2015-B, in care of Wilmington Trust, National Association, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, or at such other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee.

(b) Notices required to be given to the Rating Agencies by the Issuer, the Trustee or the Owner Trustee shall be in writing, personally delivered, electronically delivered, delivered by overnight courier or mailed certified mail, return receipt requested to (i) Standard & Poor’s via electronic delivery to Servicer_reports@sandp.com; for any information not available in electronic format, send hard copies to: Standard & Poor’s Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: ABS Surveillance Group; and (ii) DBRS via electronic delivery to ABS_surveillance@dbrs.com; for any information not available in electronic format, send hard copies to:  DBRS, Inc., ABS Surveillance, 140 Broadway, 35th Floor, NY, NY 10005; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 11.5 Notices to Noteholders; Waiver.

(a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise expressly provided herein) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

(b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

(c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

(d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

SECTION 11.6 Alternate Payment and Notice Provisions.  Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Trustee or any Note Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices, provided that such methods are reasonable and consented to by the Trustee (which consent shall not be unreasonably withheld). The Issuer will furnish to the Trustee a copy of each such agreement and the Trustee will cause payments to be made and notices to be given in accordance with such agreements.

SECTION 11.7 Reserve.

SECTION 11.8 Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.9 Successors and Assigns.  All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.10 Severability.  In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11 Benefits of Indenture.  Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12 Legal Holidays.  In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

SECTION 11.13 Governing Law.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS INDENTURE AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS INDENTURE SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 11.14 Counterparts.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15 Recording of Indenture.  If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

SECTION 11.16 Trust Obligation.  No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

SECTION 11.17 No Petition.  The Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note or a beneficial interest therein, hereby covenant and agree that they will not at any time institute against the Seller, the Depositor, or the Issuer, or join in, or collude or cooperate with, any institution against the Seller, the Depositor, or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents.

SECTION 11.18 Inspection.  The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, during the Issuer’s normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Trustee may reasonably determine that such disclosure is consistent with its Obligations hereunder.

SECTION 11.19 Limitation on Recourse to Seller.  The obligations of the Issuer under this Indenture are solely the obligations of the Issuer and do not represent any obligation or interest in any assets of the Seller.  The Trustee, by entering into this Indenture, and each Noteholder and Note Owner, by accepting a Note or a beneficial interest in a Note, acknowledges and agrees that they have no right, title or interest in or to any Other Assets of the Depositor.  Notwithstanding the preceding sentence, if such Trustee, Noteholder or Note Owner either (i) asserts an interest or claim to, or benefit from, the Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from the Other Assets, whether by operation of law, legal process, pursuant to insolvency laws or otherwise (including by virtue of Section 1111(b) of the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., as amended (“Bankruptcy Code”)), then such Trustee, Noteholder or Note Owner further acknowledges and agrees that any such interest, claim or benefit in or from the Other Assets is expressly subordinated to the indefeasible payment in full of the other obligations and liabilities, which, under the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Depositor), including the payment of post-petition interest on such other obligations and liabilities.  This subordination agreement is deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  The Trustee, each Noteholder and each Note Owner further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 11.19 and this Section 11.19 may be enforced by an action for specific performance.  This Section 11.19 is for the third party benefit of those entitled to rely on this Section 11.19 and will survive the termination of this Indenture.

SECTION 11.20 Limitation on Recourse to Owner Trustee.  It is expressly understood and agreed by the parties hereto that (a) this Indenture is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as the Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related documents.

[Rest of page intentionally left blank.]

--
LEGAL02/35609424v3

IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, hereunto duly authorized, all as of the day and year first above written.

CPS AUTO RECEIVABLES TRUST 2015-B,

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity, but solely as Owner Trustee

By:       /s/ Rachel L. Simpson
Name:  Rachel L. Simpson
Title:    Assistant Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:      /s/Brett Hudson
Name:  Brett Hudson
Title:    Vice President

Indenture – Signature Page
CPS ART 2015-B

EXHIBIT A-1

Form of Class A Note

[Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

[THIS NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS PERMANENT REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (“BLUE SKY LAWS”), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) TO A NON-U.S. PERSON PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE 1933 ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE 1933 ACT WHO HOLDS ITS INTEREST IN THIS NOTE IN DEFINITIVE FORM OR (D) TO CPS RECEIVABLES FIVE LLC OR AN AFFILIATE THEREOF, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A OF THE 1933 ACT FOR RESALES OF THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

[IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, IN ORDER TO ASSURE COMPLIANCE WITH THE 1933 ACT, THE TRANSFEREE OF SUCH NOTE MUST DELIVER A CERTIFICATION REGARDING THE FACTS SURROUNDING SUCH TRANSFER IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE.]

SEE REVERSE FOR CERTAIN DEFINITIONS

A-1-

REGISTERED                                                                                                      $___________________1

No. A-R144A-[__]                                                                                                    CUSIP NO. 126189 AA7

No. A-REGS-[__]                                                                                                    CUSIP NO. U1264J AA2

CPS AUTO RECEIVABLES TRUST 2015-B

CLASS A 1.65% ASSET-BACKED NOTES

CPS Auto Receivables Trust 2015-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of ______________________ AND NO/100 DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class A Notes pursuant to Section 3.1 of the Indenture and Section 5.8 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring on November 15, 2019 (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date).  Interest on this Note will accrue for each Payment Date on the outstanding principal amount of this Note as of the close of the preceding Payment Date at the rate per annum shown above calculated on the basis of a 360-day year of twelve 30-day months; provided that for the July 2015 Payment Date interest will accrue for the number of days from and including the Closing Date to and including July 14, 2015.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.  Capitalized terms used in this Note and not defined herein have the meaning assigned to such terms in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

1 Minimum denominations of $100,000 and integral multiples of $1,000 thereafter

A-1-

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CPS AUTO RECEIVABLES TRUST 2015-B

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

A-1-

LEGAL02/35609424v3

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Signatory:

Date:  ___________ ___, 20___

A-1-

[REVERSE OF NOTE]

This note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A 1.65% Asset-Backed Notes (herein called the “Class A Notes”), all issued under an Indenture dated as of June 1, 2015 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes (collectively, the “Notes”) are and will be equally and ratably secured solely by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Class A Notes will be payable on each Payment Date pursuant to the terms and in amounts described on the face hereof. “Payment Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2015.

As described above, the entire unpaid principal amount of this Class A Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to Section 10.1(b) of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of the Class A Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Notes have been declared immediately due and payable in the manner provided in Section 5.2 of the Indenture.  All principal payments on the Class A Notes shall be made pro rata to the Class A Noteholders entitled thereto.

Payments of interest on this Class A Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class A Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class A Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A Note be submitted for notation of payment. Any reduction in the principal amount of this Class A Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A Note at the Trustee’s principal Corporate Trust Office.

The Issuer shall pay interest on overdue installments of interest at the Class A Interest Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed (a) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Collateral Balance; (b) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Issuer, on any Payment Date upon which the sum of the amounts in the Spread Account and remaining available funds after the payments under clauses (i) through (xix) of Section 5.7(a) of the Sale and Servicing Agreement would be sufficient to pay in full the Outstanding Amount of all the Notes; and (c) pursuant to Section 10.1(b) of the Indenture, in part, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A Note may be registered on the Note Register upon surrender of this Class A Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by a letter or other certification of the transferee in substantially the form of Exhibit B to the Indenture and such other documents as the Trustee may require, and thereupon one or more new Class A Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.  Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Class A Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Class A Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Class A Note to the new Holder, and (ii) each Class A Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note, agrees to treat the Class A Notes as indebtedness of the Issuer for U.S. federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note, shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any such Class A Note with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) the acquisition and holding of such Class A Note will be covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

Each Noteholder or Note Owner, by acceptance of a Class A Note or, in the case of a Note Owner, a beneficial interest in a Class A Note, shall be deemed to have agreed to provide the Trustee with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner shall be deemed to understand that the Trustee has the right to withhold interest payable with respect to a Class A Note (without any corresponding gross-up) to any Noteholder or Note Owner that fails to comply with the foregoing requirements.

Prior to the due presentment for registration of transfer of this Class A Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class A Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer without the consent of Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing a majority (by Outstanding Amount) of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Class A Note and of any Class A Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A Note.  The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class A Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

The Class A Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class A Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class A Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Class A Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A Note.

A-1-

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________

_________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_________________________________________________________________

_________________________________________________________________

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

1/ Signature Guaranteed:________________________

1/ NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-1-

EXHIBIT A-2

Form of Class B Note

[Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

[THIS NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS PERMANENT REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (“BLUE SKY LAWS”), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) TO A NON-U.S. PERSON PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE 1933 ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE 1933 ACT WHO HOLDS ITS INTEREST IN THIS NOTE IN DEFINITIVE FORM OR (D) TO CPS RECEIVABLES FIVE LLC OR AN AFFILIATE THEREOF, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A OF THE 1933 ACT FOR RESALES OF THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES ISSUED UNDER THE INDENTURE.

[IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, IN ORDER TO ASSURE COMPLIANCE WITH THE 1933 ACT, THE TRANSFEREE OF SUCH NOTE MUST DELIVER A CERTIFICATION REGARDING THE FACTS SURROUNDING SUCH TRANSFER IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE.]

SEE REVERSE FOR CERTAIN DEFINITIONS

A-2-

REGISTERED                                                                                                        $_______________1

No. B-R144A-[__]                                                                                                    CUSIP NO. 126189 AB5

No. B-REGS-[__]                                                                                                    CUSIP NO. U1264J AB0

CPS AUTO RECEIVABLES TRUST 2015-B

CLASS B 2.94% ASSET-BACKED NOTES

CPS Auto Receivables Trust 2015-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of ______________________ AND NO/100 DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture and Section 5.8 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring on May 17, 2021 (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date).  Interest on this Note will accrue for each Payment Date on the outstanding principal amount of this Note as of the close of the preceding Payment Date at the rate per annum shown above calculated on the basis of a 360-day year of twelve 30-day months; provided that for the July 2015 Payment Date interest will accrue for the number of days from and including the Closing Date to and including July 14, 2015.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.  Capitalized terms used in this Note and not defined herein have the meaning assigned to such terms in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

1 Minimum denominations of $100,000 and integral multiples of $1,000 thereafter

A-2-

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CPS AUTO RECEIVABLES TRUST 2015-B

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

A-2-

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Signatory:

Date:  ___________ ___, 20___

A-2-

[REVERSE OF NOTE]

This note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B 2.94% Asset-Backed Notes (herein called the “Class B Notes”), all issued under an Indenture dated as of June 1, 2015 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes (collectively, the “Notes”) are and will be equally and ratably secured solely by the collateral pledged as security therefor as provided in the Indenture, however, the Class B Notes are subordinate in priority of payment to the Class A Notes on each Payment Date and upon a liquidation of the Trust Estate as described in the Indenture and the Sale and Servicing Agreement.

Principal of the Class B Notes will be payable on each Payment Date pursuant to the terms and in amounts described on the face hereof. “Payment Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2015.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to Section 10.1(b) of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of the Class B Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Notes have been declared immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Class B Noteholders entitled thereto.

Payments of interest on this Class B Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class B Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class B Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B Note be submitted for notation of payment. Any reduction in the principal amount of this Class B Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B Note at the Trustee’s principal Corporate Trust Office.

The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed (a) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Collateral Balance; (b) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Issuer, on any Payment Date upon which the sum of the amounts in the Spread Account and remaining available funds after the payments under clauses (i) through (xix) of Section 5.7(a) of the Sale and Servicing Agreement would be sufficient to pay in full the Outstanding Amount of all the Notes; and (c) pursuant to Section 10.1(b) of the Indenture, in part, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Class B Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by a letter or or other certification of the transferee in substantially the form of Exhibit B to the Indenture and such other documents as the Trustee may require, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.  Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Class B Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Class B Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Class B Note to the new Holder, and (ii) each Class B Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, agrees to treat the Class B Notes as indebtedness of the Issuer for U.S. federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any such Class B Note with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) the acquisition and holding of such Class B Note will be covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

Each Noteholder or Note Owner, by acceptance of a Class B Note or, in the case of a Note Owner, a beneficial interest in a Class B Note, shall be deemed to have agreed to provide the Trustee with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner shall be deemed to understand that the Trustee has the right to withhold interest payable with respect to a Class B Note (without any corresponding gross-up) to any Noteholder or Note Owner that fails to comply with the foregoing requirements.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer without the consent of Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing a majority (by Outstanding Amount) of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B Note.  The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class B Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

The Class B Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class B  Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class B Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Class B Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

A-2-

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________

_________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_________________________________________________________________

_________________________________________________________________

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

1/ Signature Guaranteed:________________________

1/ NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

A-2-

EXHIBIT A-3

Form of Class C Note

[Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

[THIS NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS PERMANENT REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (“BLUE SKY LAWS”), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) TO A NON-U.S. PERSON PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE 1933 ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE 1933 ACT WHO HOLDS ITS INTEREST IN THIS NOTE IN DEFINITIVE FORM, OR (D) TO CPS RECEIVABLES FIVE LLC OR AN AFFILIATE THEREOF, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A OF THE 1933 ACT FOR RESALES OF THIS NOTE.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES AND CLASS B NOTES ISSUED UNDER THE INDENTURE.

[IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, IN ORDER TO ASSURE COMPLIANCE WITH THE 1933 ACT, THE TRANSFEREE OF SUCH NOTE MUST DELIVER A CERTIFICATION REGARDING THE FACTS SURROUNDING SUCH TRANSFER IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE.]

SEE REVERSE FOR CERTAIN DEFINITIONS

A-3-

REGISTERED                                                                                                             $_______________1

No. C-R144A-[__]                                                                                                    CUSIP NO. 126189 AC3

No. C-REGS-[__]                                                                                                    CUSIP NO. U1264J AC8

CPS AUTO RECEIVABLES TRUST 2015-B

CLASS C 4.20% ASSET-BACKED NOTES

CPS Auto Receivables Trust 2015-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of ______________________ AND NO/100 DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture and Section 5.8 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring on May 17, 2021 (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date).  Interest on this Note will accrue for each Payment Date on the outstanding principal amount of this Note as of the close of the preceding Payment Date at the rate per annum shown above calculated on the basis of a 360-day year of twelve 30-day months; provided that for the July 2015 Payment Date interest will accrue for the number of days from and including the Closing Date to and including July 14, 2015.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.  Capitalized terms used in this Note and not defined herein have the meaning assigned to such terms in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

1 Minimum denominations of $100,000 and integral multiples of $1,000 thereafter

A-3-

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CPS AUTO RECEIVABLES TRUST 2015-B

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

A-3-

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Signatory:

Date:  ___________ ___, 20___

A-3-

[REVERSE OF NOTE]

This note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C 4.20% Asset-Backed Notes (herein called the “Class C Notes”), all issued under an Indenture dated as of June 1, 2015 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes (collectively, the “Notes”) are and will be equally and ratably secured solely by the collateral pledged as security therefor as provided in the Indenture, however, the Class C Notes are subordinate in priority of payment to the Class A Notes and Class B Notes on each Payment Date and upon a liquidation of the Trust Estate as described in the Indenture and the Sale and Servicing Agreement.

Principal of the Class C Notes will be payable on each Payment Date pursuant to the terms and in amounts described on the face hereof. “Payment Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2015.

As described above, the entire unpaid principal amount of this Class C Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to Section 10.1(b) of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of the Class C Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Notes have been declared immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Class C Noteholders entitled thereto.

Payments of interest on this Class C Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class C Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class C Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class C Note be submitted for notation of payment. Any reduction in the principal amount of this Class C Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class C Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class C Note at the Trustee’s principal Corporate Trust Office.

The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed (a) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Collateral Balance; (b) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Issuer, on any Payment Date upon which the sum of the amounts in the Spread Account and remaining available funds after the payments under clauses (i) through (xix) of Section 5.7(a) of the Sale and Servicing Agreement would be sufficient to pay in full the Outstanding Amount of all the Notes; and (c) pursuant to Section 10.1(b) of the Indenture, in part, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class C Note may be registered on the Note Register upon surrender of this Class C Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by a letter or other certification of the transferee in substantially the form of Exhibit B to the Indenture and such other documents as the Trustee may require, and thereupon one or more new Class C Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class C Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.  Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Class C Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Class C Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Class C Note to the new Holder, and (ii) each Class C Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note, agrees to treat the Class C Notes as indebtedness of the Issuer for U.S. federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note, shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that either (i) it is not acquiring any such Class C Note with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code or (ii) the acquisition and holding of such Class C Note will be covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption or other similar exemption.

Each Noteholder or Note Owner, by acceptance of a Class C Note or, in the case of a Note Owner, a beneficial interest in a Class C Note, shall be deemed to have agreed to provide the Trustee with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner shall be deemed to understand that the Trustee has the right to withhold interest payable with respect to a Class C Note (without any corresponding gross-up) to any Noteholder or Note Owner that fails to comply with the foregoing requirements.

Prior to the due presentment for registration of transfer of this Class C Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class C Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class C Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer without the consent of Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing a majority (by Outstanding Amount) of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Class C Note and of any Class C Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class C Note.  The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class C Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

The Class C Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class C Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class C Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class C Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class C Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Class C Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class C Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________

_________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_________________________________________________________________

_________________________________________________________________

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

1/ Signature Guaranteed:________________________

1/ NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT A-4

Form of Class D Note

[Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[THIS NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS TEMPORARY REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

[THIS NOTE IS A PERMANENT GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED.  NEITHER THIS PERMANENT REGULATION S GLOBAL NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (“BLUE SKY LAWS”), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) TO A NON-U.S. PERSON PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S OF THE 1933 ACT, (C) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE 1933 ACT WHO HOLDS ITS INTEREST IN THIS NOTE IN DEFINITIVE FORM, OR (D) TO CPS RECEIVABLES FIVE LLC OR AN AFFILIATE THEREOF, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A OF THE 1933 ACT FOR RESALES OF THIS NOTE.

IN NO EVENT SHALL THIS NOTE BE TRANSFERRED TO OR ACQUIRED ON BEHALF OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR OTHERWISE, OR (IV) ANY ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, FOREIGN, OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A “BENEFIT PLAN”). BY ACCEPTING AND HOLDING THIS NOTE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

IN NO EVENT SHALL THIS NOTE BE TRANSFERRED TO OR ACQUIRED BY CONSUMER PORTFOLIO SERVICES, INC., A CALIFORNIA CORPORATION.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES, CLASS B NOTES AND CLASS C NOTES ISSUED UNDER THE INDENTURE.

EACH BENEFICIAL OWNER OF THIS NOTE (INCLUDING THE INITIAL BENEFICIAL OWNER AS INITIAL TRANSFEREE) AND ANY SUBSEQUENT TRANSFEREE (OR BENEFICIAL OWNER THEREOF) SHALL, IF SUCH CLASS D NOTE IS IN BOOK-ENTRY FORM, BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED AND, IF SUCH CLASS D NOTE IS IN DEFINITIVE FORM, BE REQUIRED TO MAKE THE FOLLOWING REPRESENTATIONS, WARRANTIES AND COVENANTS TO THE ISSUER, CPS, THE TRUSTEE AND THE NOTE REGISTRAR THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE NOTES, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE INTERNAL REVENUE CODE, (B)  IT IS NOT ACQUIRING THIS NOTE OR BENEFICIAL INTEREST THEREIN, IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THIS  NOTE OR BENEFICIAL INTEREST THEREIN, AND IT WILL NOT CAUSE THIS NOTE OR BENEFICIAL INTEREST THEREIN TO BE MARKETED, IN EACH CASE ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, (C) ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY INTEREST ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN SUCH NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE SET FORTH IN THE INDENTURE, (D) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN, OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE OR BENEFICIAL INTEREST THEREIN, IN EACH CASE IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, (E) IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES AND (F) IF SUCH NOTE IS IN THE FORM OF A DEFINITIVE NOTE, IT WILL NOT TRANSFER SUCH NOTE OR ANY BENEFICIAL INTEREST THEREIN (DIRECTLY, THROUGH A PARTICIPATION, OR OTHERWISE) UNLESS PRIOR TO THE TRANSFER, THE TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE NOTE REGISTRAR A LETTER OR OTHER TRANSFEREE CERTIFICATION IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE. NOTWITHSTANDING THE FOREGOING, A TRANSFEREE (i) MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN IF THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND (ii) MAY PLEDGE THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN IF DOING SO WILL NOT RESULT IN ANY PERSON (OTHER THAN THE TRANSFEREE) BEING TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS THE OWNER OF ALL OR ANY PORTION OF THIS NOTE OR BENEFICIAL INTEREST THEREIN.

ANY PURPORTED TRANSFER OF THIS NOTE TO A PERSON THAT DOES NOT SATISFY THE REQUIREMENTS SET FORTH ABOVE WILL BE NULL AND VOID AB INITIO.

IF ACTUAL KNOWLEDGE IS OBTAINED THAT A CLASS D NOTE HAS BEEN TRANSFERRED IN VIOLATION OF THE TRANSFER RESTRICTIONS SET FORTH ABOVE, CPS SHALL HAVE THE AUTHORITY, ON BEHALF OF THE ISSUER, TO INSTRUCT THE TRUSTEE, SUBJECT TO THE RULES AND PROCEDURES OF DTC AND ANY REQUIREMENTS OF THE TRUSTEE, TO DIRECT DTC TO DELIVER TO THE TRUSTEE THE BOOK ENTRY NOTES REPRESENTING THE CLASS D NOTES IN EXCHANGE FOR DEFINITIVE NOTES.

[IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, THE TRANSFEREE OF SUCH NOTE MUST DELIVER A CERTIFICATION REGARDING THE FACTS SURROUNDING SUCH TRANSFER IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE.]

SEE REVERSE FOR CERTAIN DEFINITIONS

A-4-

REGISTERED                                                                                                             $_______________1

No. D-R144A-[__]                                                                                                    CUSIP NO. 126189 AD1

No. D-REGS-[__]                                                                                                    CUSIP NO. U1264J AD6

CPS AUTO RECEIVABLES TRUST 2015-B

CLASS D 5.83% ASSET-BACKED NOTES

CPS Auto Receivables Trust 2015-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of ______________________ AND NO/100 DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class D Notes pursuant to Section 3.1 of the Indenture and Section 5.8 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring on May 17, 2021 (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date).  Interest on this Note will accrue for each Payment Date on the outstanding principal amount of this Note as of the close of the preceding Payment Date at the rate per annum shown above calculated on the basis of a 360-day year of twelve 30-day months; provided that for the July 2015 Payment Date interest will accrue for the number of days from and including the Closing Date to and including July 14, 2015.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.  Capitalized terms used in this Note and not defined herein have the meaning assigned to such terms in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

1 Minimum denominations of $500,000 and integral multiples of $1,000 thereafter

A-4-

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CPS AUTO RECEIVABLES TRUST 2015-B

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Signatory:

Date:  ___________ ___, 20___

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[REVERSE OF NOTE]

This note is one of a duly authorized issue of Notes of the Issuer, designated as its Class D 5.83% Asset-Backed Notes (herein called the “Class D Notes”), all issued under an Indenture dated as of June 1, 2015 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes (collectively, the “Notes”) are and will be equally and ratably secured solely by the collateral pledged as security therefor as provided in the Indenture, however, the Class D Notes are subordinate in priority of payment to the Class A Notes, Class B Notes and Class C Notes on each Payment Date and upon a liquidation of the Trust Estate as described in the Indenture and the Sale and Servicing Agreement.

Principal of the Class D Notes will be payable on each Payment Date pursuant to the terms and in amounts described on the face hereof. “Payment Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2015.

As described above, the entire unpaid principal amount of this Class D Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to Section 10.1(b) of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of the Class D Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Notes have been declared immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Class D Noteholders entitled thereto.

Payments of interest on this Class D Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class D Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class D Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class D Note be submitted for notation of payment. Any reduction in the principal amount of this Class D Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class D Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class D Note at the Trustee’s principal Corporate Trust Office.

The Issuer shall pay interest on overdue installments of interest at the Class D Interest Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed (a) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Collateral Balance; (b) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Issuer, on any Payment Date upon which the sum of the amounts in the Spread Account and remaining available funds after the payments under clauses (i) through (xix) of Section 5.7(a) of the Sale and Servicing Agreement would be sufficient to pay in full the Outstanding Amount of all the Notes; and (c) pursuant to Section 10.1(b) of the Indenture, in part, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class D Note may be registered on the Note Register upon surrender of this Class D Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by a letter or other certification of the transferee in substantially the form of Exhibit B to the Indenture and such other documents as the Trustee may require, and thereupon one or more new Class D Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class D Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.  Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Class D Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Class D Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Class D Note to the new Holder, and (ii) each Class D Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, agrees to treat the Class D Notes as indebtedness of the Issuer for U.S. federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that it is not acquiring any such Class D Note with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.

Each Noteholder or Note Owner, by acceptance of a Class D Note or, in the case of a Note Owner, a beneficial interest in a Class D Note, shall be deemed to have agreed to provide the Trustee with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner shall be deemed to understand that the Trustee has the right to withhold interest payable with respect to a Class D Note (without any corresponding gross-up) to any Noteholder or Note Owner that fails to comply with the foregoing requirements.

Prior to the due presentment for registration of transfer of this Class D Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class D Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class D Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer without the consent of Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing a majority (by Outstanding Amount) of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Class D Note and of any Class D Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class D Note.  The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class D Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

The Class D Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class D Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class D Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class D Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class D Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Class D Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class D Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________

_________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_________________________________________________________________

_________________________________________________________________

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

1/ Signature Guaranteed:________________________

1/ NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT A-5

Form of Class E Note

 [Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES (“BLUE SKY LAWS”), AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE 1933 ACT WHO HOLDS ITS INTEREST IN THIS NOTE IN DEFINITIVE FORM, OR (C) TO CPS RECEIVABLES FIVE LLC OR AN AFFILIATE THEREOF, IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A OF THE 1933 ACT FOR RESALES OF THIS NOTE.

IN NO EVENT SHALL THIS NOTE BE TRANSFERRED TO OR ACQUIRED ON BEHALF OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR OTHERWISE, OR (IV) ANY ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, FOREIGN, OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (EACH, A “BENEFIT PLAN”). BY ACCEPTING AND HOLDING THIS NOTE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

IN NO EVENT SHALL THIS NOTE BE TRANSFERRED TO OR ACQUIRED BY CONSUMER PORTFOLIO SERVICES, INC., A CALIFORNIA CORPORATION.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE IS SUBORDINATE IN RIGHT OF PAYMENT TO THE CLASS A NOTES, CLASS B NOTES, CLASS C NOTES AND CLASS D NOTES ISSUED UNDER THE INDENTURE.

EACH BENEFICIAL OWNER OF THIS NOTE (INCLUDING THE INITIAL BENEFICIAL OWNER AS INITIAL TRANSFEREE) AND ANY SUBSEQUENT TRANSFEREE (OR BENEFICIAL OWNER THEREOF) SHALL, IF SUCH CLASS E NOTE IS IN BOOK-ENTRY FORM, BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED AND, IF SUCH CLASS E NOTE IS IN DEFINITIVE FORM, BE REQUIRED TO MAKE THE FOLLOWING REPRESENTATIONS, WARRANTIES AND COVENANTS TO THE ISSUER, CPS, THE TRUSTEE AND THE NOTE REGISTRAR THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE NOTES, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(h)(1)(ii) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE INTERNAL REVENUE CODE, (B)  IT IS NOT ACQUIRING THIS NOTE OR BENEFICIAL INTEREST THEREIN, IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THIS  NOTE OR BENEFICIAL INTEREST THEREIN, AND IT WILL NOT CAUSE THIS NOTE OR BENEFICIAL INTEREST THEREIN TO BE MARKETED, IN EACH CASE ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(b) OF THE INTERNAL REVENUE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, (C) ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY INTEREST ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN SUCH NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE SET FORTH IN THE INDENTURE, (D) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN, OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE OR BENEFICIAL INTEREST THEREIN, IN EACH CASE IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, (E) IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, (F) IF SUCH NOTE IS IN THE FORM OF A DEFINITIVE NOTE, IT WILL NOT TRANSFER SUCH NOTE OR ANY BENEFICIAL INTEREST THEREIN (DIRECTLY, THROUGH A PARTICIPATION, OR OTHERWISE) UNLESS PRIOR TO THE TRANSFER, THE TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE NOTE REGISTRAR A LETTER OR OTHER TRANSFEREE CERTIFICATION IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE AND (G) IT IS A “UNITED STATES PERSON” AS DEFINED IN SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE, IT WILL NOT TRANSFER TO, OR CAUSE THIS NOTE OR BENEFICIAL INTEREST THEREIN TO BE TRANSFERRED TO, ANY PERSON OTHER THAN A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(a)(30) OF THE INTERNAL REVENUE CODE. NOTWITHSTANDING THE FOREGOING, A TRANSFEREE (i) MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN IF THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND (ii) MAY PLEDGE THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN IF DOING SO WILL NOT RESULT IN ANY PERSON (OTHER THAN THE TRANSFEREE) BEING TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS THE OWNER OF ALL OR ANY PORTION OF THIS NOTE OR BENEFICIAL INTEREST THEREIN.

THIS NOTE MAY NOT BE ACQUIRED BY A PERSON THAT IS NOT A “UNITED STATES PERSON” AS SUCH TERM IS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

ANY PURPORTED TRANSFER OF THIS NOTE TO A PERSON THAT DOES NOT SATISFY THE REQUIREMENTS SET FORTH ABOVE WILL BE NULL AND VOID AB INITIO.

IF ACTUAL KNOWLEDGE IS OBTAINED THAT A CLASS E NOTE HAS BEEN TRANSFERRED IN VIOLATION OF THE TRANSFER RESTRICTIONS SET FORTH ABOVE, CPS SHALL HAVE THE AUTHORITY, ON BEHALF OF THE ISSUER, TO INSTRUCT THE TRUSTEE, SUBJECT TO THE RULES AND PROCEDURES OF DTC AND ANY REQUIREMENTS OF THE TRUSTEE, TO DIRECT DTC TO DELIVER TO THE TRUSTEE THE BOOK ENTRY NOTES REPRESENTING THE CLASS E NOTES IN EXCHANGE FOR DEFINITIVE NOTES.

 [IN CONNECTION WITH ANY TRANSFER OF THIS NOTE, IN ORDER TO ASSURE COMPLIANCE WITH THE 1933 ACT, THE TRANSFEREE OF SUCH NOTE MUST DELIVER A CERTIFICATION REGARDING THE FACTS SURROUNDING SUCH TRANSFER IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE.]

SEE REVERSE FOR CERTAIN DEFINITIONS

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REGISTERED                                                                                                             $_______________1

No. E-R144A-[__]                                                                                                     CUSIP NO. 126189 AE9

CPS AUTO RECEIVABLES TRUST 2015-B

CLASS E 6.22% ASSET-BACKED NOTES

CPS Auto Receivables Trust 2015-B, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to [CEDE & CO.], or registered assigns, the principal sum of ______________________ AND NO/100 DOLLARS payable on each Payment Date in an amount equal to the aggregate amount, if any, payable from the Principal Distribution Account in respect of principal on the Class E Notes pursuant to Section 3.1 of the Indenture and Section 5.8 of the Sale and Servicing Agreement; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring on August 15, 2022 (the “Final Scheduled Payment Date”). The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date).  Interest on this Note will accrue for each Payment Date on the outstanding principal amount of this Note as of the close of the preceding Payment Date at the rate per annum shown above calculated on the basis of a 360-day year of twelve 30-day months; provided that for the July 2015 Payment Date interest will accrue for the number of days from and including the Closing Date to and including July 14, 2015.  Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.  Capitalized terms used in this Note and not defined herein have the meaning assigned to such terms in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

1 Minimum denominations of $500,000 and integral multiples of $1,000 thereafter

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IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.

CPS AUTO RECEIVABLES TRUST 2015-B

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity,
but solely as Owner Trustee

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Trustee

By:
Authorized Signatory:

Date:  ___________ ___, 20___

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[REVERSE OF NOTE]

This note is one of a duly authorized issue of Notes of the Issuer, designated as its Class E 6.22% Asset-Backed Notes (herein called the “Class E Notes”), all issued under an Indenture dated as of June 1, 2015 (such indenture, as supplemented or amended, is herein called the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, as trustee (the “Trustee”, which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Class A Notes, Class B Notes, Class C Notes, Class D Notes and Class E Notes (collectively, the “Notes”) are and will be equally and ratably secured solely by the collateral pledged as security therefor as provided in the Indenture, however, the Class E Notes are subordinate in priority of payment to the Class A Notes, Class B Notes, Class C Notes and Class D Notes on each Payment Date and upon a liquidation of the Trust Estate as described in the Indenture and the Sale and Servicing Agreement.

Principal of the Class E Notes will be payable on each Payment Date pursuant to the terms and in amounts described on the face hereof. “Payment Date” means the fifteenth day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing July 15, 2015.

As described above, the entire unpaid principal amount of this Class E Note shall be due and payable on the earlier of the Final Scheduled Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  In addition, a portion of the unpaid principal balance of this Note shall be due and payable on the Mandatory Redemption Date, if any, pursuant to Section 10.1(b) of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of the Class E Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Notes have been declared immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class E Notes shall be made pro rata to the Class E Noteholders entitled thereto.

Payments of interest on this Class E Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Class E Note, shall be made by check mailed to the Person whose name appears as the Holder of this Class E Note (or one or more Predecessor Notes) in the Note Register as of the close of business on each Record Date or by wire transfer of immediately available funds to the account designated in writing to the Trustee by such Person at least five Business Days prior to the related Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class E Note be submitted for notation of payment. Any reduction in the principal amount of this Class E Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class E Note and of any Class E Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class E Note on a Payment Date, then the Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class E Note at the Trustee’s principal Corporate Trust Office.

The Issuer shall pay interest on overdue installments of interest at the Class E Interest Rate to the extent lawful.

As provided in the Indenture, the Notes may be redeemed (a) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Servicer, on any Payment Date on or after the date on which the Pool Balance is less than or equal to 10% of the Original Collateral Balance; (b) pursuant to Section 10.1 of the Indenture, in whole, but not in part, at the option of the Issuer, on any Payment Date upon which the sum of the amounts in the Spread Account and remaining available funds after the payments under clauses (i) through (xix) of Section 5.7(a) of the Sale and Servicing Agreement would be sufficient to pay in full the Outstanding Amount of all the Notes; and (c) pursuant to Section 10.1(b) of the Indenture, in part, on the Mandatory Redemption Date if any Pre-Funded Amount remains on deposit in the Pre-Funding Account after giving effect to the purchase of all Subsequent Receivables during the Funding Period.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class E Note may be registered on the Note Register upon surrender of this Class E Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, (i) duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar which requirements include membership or participation in Securities Transfer Agents Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, and (ii) accompanied by a letter or other certification of the transferee in substantialy the form of Exhibit B to the Indenture and such other documents as the Trustee may require, and thereupon one or more new Class E Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class E Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.  Notwithstanding anything to the contrary in the Indenture or any other Basic Document, (i) the transfer of a Class E Note, including the right to receive principal and any stated interest thereon, may be effected only by surrender of the old Class E Note (or satisfactory evidence of the destruction, loss or theft of such Note) to the Note Registrar, and the issuance by the Issuer (through the Note Registrar) of a new Class E Note to the new Holder, and (ii) each Class E Note must be registered in the name of the Holder thereof as to both principal and any stated interest with the Note Registrar.

Each Noteholder or Note Owner, by acceptance of a Class E Note or, in the case of a Note Owner, a beneficial interest in a Class E Note, agrees to treat the Class E Notes as indebtedness of the Issuer for U.S. federal and State income tax reporting purposes and further covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Seller, the Servicer, the Depositor, the Owner Trustee or the Trustee or of any successor or assign of the Issuer, the Seller, the Servicer, the Depositor, the Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Class E Note or, in the case of a Note Owner, a beneficial interest in a Class E Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States Federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents.

Each Noteholder or Note Owner, by acceptance of a Class E Note or, in the case of a Note Owner, a beneficial interest in a Class E Note, shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee, the Owner Trustee and the Noteholders, that it is not acquiring any such Class E Note with the assets of any “employee benefit plan” as defined in Section 3(3) of ERISA which is subject to Title I of ERISA, any “plan” as defined in Section 4975 of the Internal Revenue Code, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.

Each Noteholder or Note Owner, by acceptance of a Class E Note or, in the case of a Note Owner, a beneficial interest in a Class E Note, shall be deemed to have agreed to provide the Trustee with the Noteholder Tax Identification Information and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information. In addition, each Noteholder or Note Owner shall be deemed to understand that the Trustee has the right to withhold interest payable with respect to a Class E Note (without any corresponding gross-up) to any Noteholder or Note Owner that fails to comply with the foregoing requirements.

Prior to the due presentment for registration of transfer of this Class E Note, the Issuer and the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Class E Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class E Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, subject to certain limitations and exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer without the consent of Noteholders. The Indenture also contains provisions permitting the Holders of Notes representing a majority (by Outstanding Amount) of the Controlling Class, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon such Holder and upon all future Holders of this Class E Note and of any Class E Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class E Note.  The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer” as used in this Class E Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Trustee and the Holders of Notes under the Indenture.

The Class E Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class E Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Class E Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class E Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither the Owner Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Class E Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Class E Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class E Note.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:___________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________

_________________________________________________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

_________________________________________________________________

_________________________________________________________________

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

1/ Signature Guaranteed:________________________

1/ NOTE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

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EXHIBIT B

Form of Transferee Representation Letter

_____________, 20___

Wells Fargo Bank, National Association, as Trustee and Note Registrar
MAC N9311-161, Sixth Street & Marquette Avenue
Minneapolis, Minnesota  55479
Attention: Corporate Trust Services/Asset-Backed Administration, CPS 2015-B

Re:           CPS Auto Receivables Trust 2015-B

Asset-Backed Notes, [Class A][Class B][Class C][Class D][Class E] (the “Notes”)

Dear Sirs:

This letter is delivered to you in connection with the transfer (the “Transfer”) by ________________ (the “Transferor”) to ____________________________ (the “Transferee”) of the captioned Notes (the “Notes”), pursuant to Section 2.13 of the Indenture (the “Indenture”), dated as of June 1, 2015, between CPS Auto Receivables Trust 2015-B, as Issuer, and Wells Fargo Bank, National Association, as Trustee.  All terms used herein and not otherwise defined shall have the respective meanings set forth in the Indenture.  The Transferee hereby certifies, represents and warrants to you, as Note Registrar, that:

1.           The Transferee either (A) is a “qualified institutional buyer” as defined in Rule 144A of the Securities Act, that is aware that the Transferor may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring the Notes for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act, and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2, (B) with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes only, is a Non-U.S. Person and is acquiring the Notes pursuant to an offer and sale that occurs outside of the United States in compliance with Regulation S under the Securities Act, or (C) is an Institutional “Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act and is acquiring such Note in a transaction exempt from the registration requirements of the Securities Act.

2.           The Transferee understands that the Notes have not been and will not be registered under the Securities Act, and are being sold to it in a transaction that is exempt from the registration requirements of the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer the Notes, the Notes may be offered, sold, pledged or otherwise transferred only (A) to CPS Receivables Five LLC or an Affiliate thereof, (B) to a person whom the seller reasonably believes is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A, (C) with respect to the Class A Notes, Class B Notes, Class C Notes and Class D Notes only, to a Non-U.S. Person pursuant to offers and sales that occur outside of the United States in compliance with Regulation S under the Securities Act or (D) to an Institutional “Accredited Investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D of the Securities Act, in each case in a transaction otherwise exempt from the registration requirements of the Securities Act and applicable securities laws of any State or any other territory or jurisdiction, and in compliance with the Indenture.  The Transferee further understands that no representation is made as to the availability of the exemption provided by Rule 144A for resales of the Notes.

3.           The Transferee is not a pension, profit-sharing or other employee benefit plan within the meaning of Section 3(3) of ERISA or an individual retirement account, a Keogh plan or any other plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity or otherwise, or any entity that is subject to any federal, state, local, foreign, or other law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code (each, a “Benefit Plan”) and is not acquiring any Notes with the assets of a Benefit Plan [CLASS A NOTES, B NOTES AND C NOTES ONLY SHALL INCLUDE THE FOLLOWING: [or its acquisition of and continued holding of such Note will be covered by Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23 or a similar U.S. Department of Labor class exemption].

4.           The Transferee has received a copy of the Confidential Private Placement Memorandum dated June 9, 2015, relating to the Notes, including all exhibits and schedules thereto, and has been furnished with all information that it has requested regarding (a) the Notes and payments thereon, (b) the Trust Estate, (c) the Grantor Trust, and (d) the Basic Documents.  The Transferee understands that substantial risks are involved in an investment in the Notes and the Transferee represents that in making its investment decision to acquire the Notes, it has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including Citigroup Global Markets Inc. or CRT Capital Group LLC, as Placement Agents, except as expressly set forth in the Confidential Private Placement Memorandum.  The Transferee has had an opportunity, within a reasonable period of time prior to purchasing the Notes, to ask questions concerning the Notes, the Trust Estate and the Grantor Trust Assets and has received satisfactory answers to such questions.

5.           The Transfer complies, and the Transferee will comply in connection with any subsequent resale of the Notes by the Transferee, with all applicable United States federal and State securities laws, rules and regulations.

6.           The Transferee understands that the Notes may not be presented or surrendered to the Note Registrar or any Transfer Agent for registration of transfer or for exchange unless they are accompanied by (i) a written instrument of transfer in form satisfactory to the Note Registrar, duly executed by the holder thereof or his attorney duly authorized in writing, with guaranty of signature and (ii) either (A) a Transferee Letter from the person transferring such Note in the form of this letter, or (B) an opinion of counsel satisfactory to the Note Registrar to the effect that such transfer is exempt from registration under the Securities Act and applicable State securities laws.

7.           The Transferee further understands that the Notes bear a legend to the following effect:

“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND THIS NOTE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO CPS RECEIVABLES FIVE LLC OR AN AFFILIATE THEREOF, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, [(C) WITH RESPECT TO THE CLASS A NOTES, CLASS B NOTES, CLASS C NOTES AND CLASS D NOTES ONLY, TO A NON-U.S. PERSON PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE OF THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT] OR (D) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D OF THE 1933 ACT], IN EACH CASE IN ACCORDANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.  NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144A OF THE 1933 ACT FOR RESALES OF THIS NOTE.”

8.           If it is the purchaser of a Class D Note or Class E Note, the Transferee understands that the Class D Notes and Class E Notes will bear a legend to the following effect:

“IN NO EVENT SHALL THIS NOTE BE TRANSFERRED TO OR ACQUIRED ON BEHALF OF (I) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) THAT IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (II) A PLAN DESCRIBED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, (III) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS BY REASON OF A PLAN’S INVESTMENT IN THE ENTITY OR OTHERWISE OR ANY ENTITY THAT IS SUBJECT TO ANY FEDERAL, STATE, LOCAL, FOREIGN, OR OTHER LAW THAT IS SUBSTANTIALLY SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVEUE CODE OF 1986, AS AMENDED (EACH, A “BENEFIT PLAN”). BY ACCEPTING AND HOLDING THIS NOTE, THE HOLDER HEREOF SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT A BENEFIT PLAN.

IN NO EVENT SHALL THIS NOTE BE TRANSFERRED TO OR ACQUIRED BY CONSUMER PORTFOLIO SERVICES, INC., A CALIFORNIA CORPORATION.

EACH BENEFICIAL OWNER OF THIS NOTE (INCLUDING THE INITIAL BENEFICIAL OWNER AS INITIAL TRANSFEREE) AND ANY SUBSEQUENT TRANSFEREE (OR BENEFICIAL OWNER THEREOF) SHALL, IF SUCH CLASS D NOTE IS IN BOOK-ENTRY FORM, BE DEEMED TO HAVE REPRESENTED, WARRANTED AND COVENANTED AND, IF SUCH NOTE IS IN DEFINITIVE FORM, BE REQUIRED TO MAKE THE FOLLOWING REPRESENTATIONS, WARRANTIES AND COVENANTS TO THE ISSUER, CPS, THE TRUSTEE AND THE NOTE REGISTRAR THAT: (A) EITHER (I) IT IS NOT AND WILL NOT BECOME FOR U.S. FEDERAL INCOME TAX PURPOSES A PARTNERSHIP, SUBCHAPTER S CORPORATION OR GRANTOR TRUST (OR A DISREGARDED ENTITY THE SINGLE OWNER OF WHICH IS ANY OF THE FOREGOING) (EACH SUCH ENTITY, A “FLOW-THROUGH ENTITY”) OR (II) IF IT IS OR BECOMES A FLOW-THROUGH ENTITY, THEN (X) NONE OF THE DIRECT OR INDIRECT BENEFICIAL OWNERS OF ANY OF THE INTERESTS IN SUCH FLOW-THROUGH ENTITY HAS OR EVER WILL HAVE MORE THAN 50% OF THE VALUE OF ITS INTEREST IN SUCH FLOW-THROUGH ENTITY ATTRIBUTABLE TO THE BENEFICIAL INTEREST OF SUCH FLOW-THROUGH ENTITY IN THE NOTES, OTHER INTEREST (DIRECT OR INDIRECT) IN THE ISSUER, OR ANY INTEREST CREATED UNDER THE INDENTURE AND (Y) IT IS NOT AND WILL NOT BE A PRINCIPAL PURPOSE OF THE ARRANGEMENT INVOLVING THE FLOW-THROUGH ENTITY’S BENEFICIAL INTEREST IN THIS NOTE TO PERMIT ANY PARTNERSHIP TO SATISFY THE 100 PARTNER LIMITATION OF SECTION 1.7704-1(H)(1)(II) OF THE TREASURY REGULATIONS NECESSARY FOR SUCH PARTNERSHIP NOT TO BE CLASSIFIED AS A PUBLICLY TRADED PARTNERSHIP UNDER THE INTERNAL REVENUE CODE, (B)  IT IS NOT ACQUIRING THIS NOTE OR BENEFICIAL INTEREST THEREIN, IT WILL NOT SELL, TRANSFER, ASSIGN, PARTICIPATE, PLEDGE OR OTHERWISE DISPOSE OF THIS  NOTE OR BENEFICIAL INTEREST THEREIN, AND IT WILL NOT CAUSE THIS NOTE OR BENEFICIAL INTEREST THEREIN TO BE MARKETED, IN EACH CASE ON OR THROUGH AN “ESTABLISHED SECURITIES MARKET” WITHIN THE MEANING OF SECTION 7704(B) OF THE INTERNAL REVENUE CODE, INCLUDING, WITHOUT LIMITATION, AN INTERDEALER QUOTATION SYSTEM THAT REGULARLY DISSEMINATES FIRM BUY OR SELL QUOTATIONS, (C) ITS BENEFICIAL INTEREST IN THIS NOTE IS NOT AND WILL NOT BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE SET FORTH IN THE INDENTURE, AND IT DOES NOT AND WILL NOT HOLD ANY INTEREST ON BEHALF OF ANY PERSON WHOSE BENEFICIAL INTEREST IN SUCH NOTE IS IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR SUCH NOTE SET FORTH IN THE INDENTURE, (D) IT WILL NOT SELL, ASSIGN, TRANSFER, PLEDGE OR OTHERWISE DISPOSE OF THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN, OR ENTER INTO ANY FINANCIAL INSTRUMENT OR CONTRACT THE VALUE OF WHICH IS DETERMINED BY REFERENCE IN WHOLE OR IN PART TO THIS NOTE OR BENEFICIAL INTEREST THEREIN, IN EACH CASE IF THE EFFECT OF DOING SO WOULD BE THAT THE BENEFICIAL INTEREST OF ANY PERSON IN THIS NOTE WOULD BE IN AN AMOUNT THAT IS LESS THAN THE MINIMUM DENOMINATION FOR THIS NOTE SET FORTH IN THE INDENTURE, (E) IT WILL NOT USE THIS NOTE AS COLLATERAL FOR THE ISSUANCE OF ANY SECURITIES THAT COULD CAUSE THE ISSUER TO BE TREATED AS AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS CORPORATION FOR U.S. FEDERAL INCOME TAX PURPOSES, [AND] (F) IF SUCH NOTE IS IN THE FORM OF A DEFINITIVE NOTE, IT WILL NOT TRANSFER SUCH NOTE OR ANY BENEFICIAL INTEREST THEREIN (DIRECTLY, THROUGH A PARTICIPATION, OR OTHERWISE) UNLESS PRIOR TO THE TRANSFER, THE TRANSFEREE SHALL HAVE EXECUTED AND DELIVERED TO THE TRUSTEE AND THE NOTE REGISTRAR A LETTER OR OTHER TRANSFEREE CERTIFICATION IN SUBSTANTIALLY THE FORM OF EXHIBIT B TO THE INDENTURE [WITH RESPECT TO CLASS E NOTES ONLY][, AND (G) IT IS A “UNITED STATES PERSON” AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE AND WILL NOT TRANSFER TO, OR CAUSE SUCH CLASS E NOTE OR BENEFICIAL INTEREST THEREIN TO BE TRANSFERRED TO, ANY PERSON OTHER THAN A “UNITED STATES PERSON,” AS DEFINED IN SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE]. NOTWITHSTANDING THE FOREGOING, A TRANSFEREE (I) MAY ENGAGE IN ANY REPURCHASE TRANSACTION (REPO) THE SUBJECT MATTER OF WHICH IS THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN IF THE TERMS OF SUCH REPURCHASE TRANSACTION ARE GENERALLY CONSISTENT WITH PREVAILING MARKET PRACTICE AND (II) MAY PLEDGE THIS NOTE OR ANY BENEFICIAL INTEREST THEREIN IF DOING SO WILL NOT RESULT IN ANY PERSON (OTHER THAN THE TRANSFEREE) BEING TREATED FOR U.S. FEDERAL INCOME TAX PURPOSES AS THE OWNER OF ALL OR ANY PORTION OF THIS NOTE OR BENEFICIAL INTEREST THEREIN.

[CLASS E NOTES ONLY][THIS NOTE MAY NOT BE ACQUIRED BY A PERSON THAT IS NOT A “UNITED STATES PERSON” AS SUCH TERM IS DEFINED IN THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.]

ANY PURPORTED TRANSFER OF THIS NOTE TO A PERSON THAT DOES NOT SATISFY THE REQUIREMENTS SET FORTH ABOVE WILL BE NULL AND VOID AB INITIO.

IF ACTUAL KNOWLEDGE IS OBTAINED THAT A CLASS [D][E] NOTE HAS BEEN TRANSFERRED IN VIOLATION OF THE TRANSFER RESTRICTIONS SET FORTH ABOVE, CPS SHALL HAVE THE AUTHORITY, ON BEHALF OF THE ISSUER, TO INSTRUCT THE TRUSTEE, SUBJECT TO THE RULES AND PROCEDURES OF DTC AND ANY REQUIREMENTS OF THE TRUSTEE, TO DIRECT DTC TO DELIVER TO THE TRUSTEE THE BOOK ENTRY NOTES REPRESENTING THE CLASS [D][E ]NOTES IN EXCHANGE FOR DEFINITIVE NOTES.

9.           [If it is the purchaser of a Class D Note, the Transferee hereby makes the representations and warranties reflected in Annex 3.] [If it is the purchaser of a Class E Note, the Transferee hereby makes the representations and warranties reflected in Annex 3.]

Very truly yours,

(Transferee)
By:
Name:
Title:

B-

ANNEX I TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, National Association, as Trustee, with respect to the Notes (the “Notes”) described in the Transferee Letter to which this certification relates and to which this certification is an Annex:

(i) As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Notes (the “Transferee”).

(ii) The Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because (i) the Transferee owned and/or invested on a discretionary basis $_________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

___
Corporation, etc.  The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

___
Bank.  The Transferee (a) is a national bank or a banking institution organized under the laws of any State, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Notes in the case of a U.S. bank, and not more than 18 months preceding such date of sale for a foreign bank or equivalent institution.

___
Savings and Loan.  The Transferee (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a United States State or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Notes in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale for a foreign savings and loan association or equivalent institution.

___	Broker-dealer. The Transferee is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___
Insurance Company.  The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, U.S. territory or the District of Columbia.

___
State or Local Plan.  The Transferee is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___	ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___	Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

___
Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection (a)(1) of Rule 144A pursuant to which it qualifies.  Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

(iii) The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

(iv) For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market.  Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee’s direction.  However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934.

(v) The Transferee acknowledges that it is familiar with Rule 144A and understands that the Transferor and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

___           ___                      Will the Transferee be purchasing the Notes

Yes           No                      only for the Transferee’s own account?

(vi) If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

(vii) The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Transferee’s purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.

Print Name of Transferee:

By:
Name:
Title:
Date:

1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.

B-

ANNEX 2 TO EXHIBIT B

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That Are Registered Investment Companies]

The undersigned hereby certifies as follows to [name of Transferor] (the “Transferor”) and Wells Fargo Bank, National Association, as Trustee, with respect to the Notes (the “Notes”) described in the Transferee Letter to which this certification relates and to which this certification is an Annex:

1.           As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Notes (the “Transferee”) or, if the Transferee is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933 (“Rule 144A”) because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the “Adviser”).

2.           The Transferee is a “qualified institutional buyer” as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee’s Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Transferee or the Transferee’s Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee’s Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

___
The Transferee owned and/or invested on a discretionary basis $________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___
The Transferee is part of a Family of Investment Companies which owned in the aggregate $________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.           The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority-owned subsidiaries of the same parent or because one investment adviser is a majority-owned subsidiary of the other).

4.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee’s Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.  For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee’s Family of Investment Companies, the securities referred to in this paragraph were excluded.

5.           The Transferee is familiar with Rule 144A and understands that the parties to which this certification is being made are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

___           ___                      Will the Transferee be purchasing the Notes

Yes           No                      only for the Transferee’s own account?

6.           If the answer to the foregoing question is “no”, then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a “qualified institutional buyer” within the meaning of Rule 144A, and the “qualified institutional buyer” status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

7.           The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Transferee’s purchase of the Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee or Adviser:

By
Name
Title:
IF AN ADVISER:
Print Name of Transferee:

B-

ANNEX 3 TO EXHIBIT B

Representations of Transferee of Class [D][E] Notes

1. The Transferee (i) is not and will not become for U.S. federal income tax purposes a partnership, subchapter S corporation or grantor trust (or a disregarded entity the single owner of which is any of the foregoing) (each such entity, a “flow-through entity”) or (ii) if it is or becomes a flow-through entity, then (x) none of the direct or indirect beneficial owners of any of the interests in such flow-through entity has or ever will have more than 50% of the value of its interest in such flow-through entity attributable to the beneficial interest of such flow-through entity in the Notes, other interest (direct or indirect) in the Issuer, or any interest created under the Indenture and (y) it is not and will not be a principal purpose of the arrangement involving the flow-through entity’s beneficial interest in any Class [D][E] Note to permit any partnership to satisfy the 100 partner limitation of Section 1.7704-1(h)(1)(ii) of the Treasury Regulations necessary for such partnership not to be classified as a publicly traded partnership under the Internal Revenue Code,

2. The Transferee is not acquiring any Class [D][E] Note or beneficial interest therein, will not sell, transfer, assign, participate, pledge or otherwise dispose of any Class [D][E] Note(s) or beneficial interest therein, and it will not cause any Class [D][E] Note(s) or beneficial interest therein to be marketed, in each case on or through an “established securities market” within the meaning of Section 7704(b) of the Internal Revenue Code, including, without limitation, an interdealer quotation system that regularly disseminates firm buy or sell quotations,

3. The Transferee’s beneficial interest in the Class [D][E] Notes is not and will not be in an amount that is less than the minimum denomination for such Class [D][E] Note set forth in the Indenture, and it does not and will not hold any interest on behalf of any person whose beneficial interest in a Class [D][E] Note is in an amount that is less than the minimum denomination for the Class [D][E] Notes set forth in the Indenture.

4. The Transferee will not sell, assign, transfer, pledge or otherwise dispose of any Class [D][E] Note or any beneficial interest therein, or enter into any financial instrument or contract the value of which is determined by reference in whole or in part to any Class [D][E] Note or beneficial interest therein, in each case if the effect of doing so would be that the beneficial interest of any person in the Class [D][E] Note would be in an amount that is less than the minimum denomination for the Class [D][E] Notes set forth in the Indenture.

5. The Transferee will not use any Class [D][E] Note as collateral for the issuance of any securities that could cause the Issuer to be treated as an association or publicly traded partnership taxable as corporation for U.S. federal income tax purposes.

6. The Transferee will not transfer a Class [D][E] Note or any beneficial interest therein (directly, through a participation, or otherwise) unless, prior to the transfer, the transferee shall have executed and delivered to the Issuer, CPS, the Trustee and the Note Registrar a letter or other transferee certification substantially in the form of Exhibit B to the Indenture.

7. [Class E Note only] It is a “United States Person” as defined in Section 7701(a)(30) of the Internal Revenue Code and will not transfer to, or cause such Class E Note or beneficial interest therein to be transferred to, any person other than a “United States Person,” as defined in Section 7701(a)(30) of the Internal Revenue Code.

B-

EXHIBIT C-1

FORM OF CLEARING SYSTEM CERTIFICATE

Wells Fargo Bank, National Association, as Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration - CPS 2015-B

Reference is hereby made to the Indenture dated as of June 1, 2015 (the “Indenture”) between CPS Auto Receivables Trust 2015-B, as Issuer, and Wells Fargo Bank, National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmissions from noteholders (our “Noteholders”) appearing in our records as persons being entitled to a portion of the original principal amount of the Issuer’s Asset-Backed Notes, [Class A] [Class B] [Class C] [Class D] (the “Notes”) substantially to the effect set forth in Exhibit C-2 to the Indenture, U.S. $____________ principal balance of Notes held by us or on our behalf are beneficially owned by non-U.S. Persons.  As used in this paragraph the terms “U.S. Person” has the meaning given to it by Regulation S under the Act.

We further certify (i) that we are not making available herewith for exchange any portion of the Temporary Regulation S Global Note excepted in such certificates and (ii) that as of the date hereof we have not received any notification from any of our Noteholders to the effect that the statements made by such Noteholder with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as at the date hereof.  We understand that this certification is required in connection with certain securities laws of the United States.

C-1-

In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated: __________, 20__223

Yours faithfully,

MORGAN GUARANTY TRUST COMPANY OF NEW YORK,

Brussels office, as operator of the

Euroclear System

or

CLEARSTREAM LUXEMBOURG

By:__________________________
Name:
Title:

2           To be dated no earlier than the earliest of the Exchange Date or the relevant Payment Date or Redemption Date (as the case may be).

C-1-

EXHIBIT C-2

FORM OF CERTIFICATE OF BENEFICIAL OWNERSHIP

Re:           CPS Auto Receivables Trust 2015-B
Asset-Backed Notes, [Class A][Class B][Class C][Class D] (the “Notes”)

The Notes are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the “Act”), and therefore this is to certify that, except as set forth below, the Notes are beneficially owned by non-U.S. Persons.  As used in this paragraph the terms “U.S. Person” has the meaning given to it by Regulation S under the Act.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Notes held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to U.S. $_________ of such interest in the above Notes in respect of which we are not able to certify and as to which we understand exchange and delivery of an interest in a Permanent Regulation S Global Note or definitive Notes (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

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We understand that this certification is required in connection with certain securities laws of the United States.  In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Date: ________, 20__42

By: _______________________

As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates.

1           Not earlier than 15 days prior to the certification event to which the certification relates.
2           To be dated no earlier than the earliest of the Exchange Date or the relevant Payment Date or Redemption Date (as the case may be).

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EXHIBIT C-3

FORM OF TRANSFER CERTIFICATE
FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
NOTE TO TEMPORARY REGULATION S GLOBAL NOTE
(exchanges or transfers pursuant to
Section 2.4 of the Indenture)

Wells Fargo Bank, National Association, as Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration - CPS 2015-B

Re:	CPS Auto Receivables Trust 2015-B

Reference is hereby made to the Indenture, dated as of June 1, 2015 (the “Indenture”), between CPS Auto Receivables Trust 2015-B (the “Trust”) and Wells Fargo Bank, National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $________ principal amount of Asset-Backed Notes, [Class A][Class B][Class C][Class D] (the “Notes”) represented by a beneficial interest in the Rule 144A Global Note (CUSIP No.___) held with DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”).  The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Temporary Regulation S Global Note (CUSIP (CINS) No. _____) to be held with [Euroclear] [Clearstream] (ISIN Code _____ (Common Code _____)) through DTC.

In connection with such request and in respect of such Note, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

(1)           the offer of the Notes was not made to a person in the United States;

(2)	(A)
at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B)           the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3)           no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)           upon completion of the transaction, the beneficial interest being transferred as described above was held with DTC through Euroclear or Clearstream or both (Common Code ___ (ISIN Code _____)).

This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.

[Insert Name of Transferor]

By:_______________________
Name:
Title:

Dated:           _________, 20__

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EXHIBIT C-4

FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR TRANSFER
FROM RULE 144A GLOBAL
NOTE TO PERMANENT REGULATION S GLOBAL NOTE
(exchanges or transfers pursuant to
Section 2.4 of the Indenture)

Wells Fargo Bank, National Association, as Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration - CPS 2015-B

Re:	CPS Auto Receivables Trust 2015-B

Reference is hereby made to the Indenture, dated as of June 1, 2015 (the “Indenture”), between CPS Auto Receivables Trust 2015-B (the “Trust”) and Wells Fargo Bank, National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $________ principal amount of Asset-Backed Notes, [Class A][Class B][Class C][Class D] (the “Notes”) represented by, a beneficial interest in the Rule 144A Global Note (CUSIP No. held with DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”).  The Transferor has requested an exchange or transfer of its beneficial interest for an interest in the Permanent Regulation S Global Note (CUSIP (CINS) No. ____).

In connection with such request and in respect of such Notes, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and (i) that, with respect to transfers made in reliance on Regulation S under the Securities Act:

(1)           the offer of the Notes was not made to a person in the United States;

(2)	(A)
at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

(B)           the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(3)           no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

(4)           the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

or (ii) that, with respect to transfers made in reliance on Rule 144A under the Securities Act, the Notes are being transferred in a transaction permitted by Rule 144A under the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.

[Insert Name of Transferor]

By:_______________________
Name:
Title:
Dated:           ________, 20__

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EXHIBIT C-5

FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
EXCHANGE FROM [TEMPORARY][PERMANENT] REGULATION S GLOBAL NOTE TO RULE 144A GLOBAL NOTE
(exchanges or transfers pursuant to
Section 2.4 of the Indenture)

Wells Fargo Bank, National Association, as Trustee
Sixth Street and Marquette Avenue
MAC N9311-161
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services/Asset-Backed Administration - CPS 2015-B

Re:	CPS Auto Receivables Trust 2015-B

Reference is hereby made to the Indenture, dated as of June 1, 2015 (the “Indenture”), between CPS Auto Receivables Trust 2015-B (the “Trust”) and Wells Fargo Bank, National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to ________ principal amount of Asset-Backed Notes, [Class A][Class B][Class C][Class D] (the “Notes”) which are held in the form of the [Temporary][Permanent] Global Regulation S Global Note (CUSIP (CINS) No. with Euroclear/Clearstream5 (ISIN Code _____) (Common Code _____) through DTC by or on behalf of [transferor] as beneficial owner (the “Transferor”).  The Transferor has requested an exchange or transfer of its beneficial interest in the Notes for an interest in the Rule 144A Global Note (CUSIP No. ____).

In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the “Securities Act”), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a “qualified institutional buyer” within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

5           Select appropriate depositary.

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This certificate and the statements contained herein are made for your benefit and the benefit of the Trust.

[Insert Name of Transferor]

By:_______________________
Name:
Title:

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